UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Cameron International Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sheldon R. Erikson Chairman of the Board

To the Stockholders of Cameron International Corporation:

        You are cordially invited to attend the Annual Meeting of Stockholders of Cameron International Corporation to be held on Wednesday, May 13, 2009, at Cameron's corporate headquarters, 1333 West Loop South, Suite 1700, Houston, Texas, commencing at 10:00 a.m.

        At this year's Annual Meeting, you will be asked to vote on the election of directors, an amendment increasing the number of shares authorized for use under our 2005 Equity Incentive Plan, and the ratification of Ernst & Young LLP's appointment as our independent registered public accountants.

        We know that most of our stockholders will not be attending the Annual Meeting in person. As a result, Cameron's Board of Directors is soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend, please vote your shares by Internet or by telephone, or if you received our proxy material by mail, by returning the accompanying proxy card, as soon as possible so that your shares will be voted at the meeting. Instructions on how to vote can be found in our Proxy Statement.

        Thank you for your continued support of and interest in Cameron.

Very truly yours,

Sheldon R. Erikson

CAMERON INTERNATIONAL CORPORATION 1333 West Loop South, Suite 1700 Houston, Texas 77027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time	10:00 a.m. on May 13, 2009
Place	1333 West Loop South, Suite 1700, Houston, Texas
Items of Business	1.	Elect the three nominees named in the Proxy Statement to Class II of the Board of Directors.
	2.	Approve an Amendment to the Company's 2005 Equity Incentive Plan increasing the number of authorized shares under the Plan.
	3.	Ratify the appointment of independent registered public accountants for 2009.
	4.	Vote on such other matters as may properly come before the meeting or any adjournment thereof.
Record Date	March 16, 2009
Annual Report
If you received a printed copy of the proxy materials, the Annual Report to Stockholders for the year ended December 31, 2008, which is not a part of the proxy solicitation materials, was enclosed. It is also available over the Internet as described below.
Proxy Voting	Stockholders of record may appoint proxies and vote their shares in one of three ways:
	•	using the Internet pursuant to the instructions on the accompanying proxy card,
	•	calling the toll-free number on the accompanying proxy card, or
	•	signing, dating and mailing the accompanying proxy card in the envelope provided.

Stockholders whose shares are held by a bank, broker or other holder of record may appoint proxies and vote as provided by that bank, broker or other holder of record. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS	The Proxy Statement and Annual Report to Stockholders are available at www.c-a-m.com/investors.

By Order of the Board of Directors,

Grace B. Holmes
Corporate Secretary and Governance Officer
March 23, 2009

CAMERON INTERNATIONAL CORPORATION

PROXY STATEMENT

for the

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 13, 2009

        This Proxy Statement, and any accompanying proxy/voting instruction card ("proxy card"), are being made available to stockholders of record of Cameron International Corporation ("the Company") by the Company's Board of Directors ("Board") in connection with its solicitation of proxies to be used at the Company's 2009 Annual Meeting of Stockholders, scheduled to be held on May 13, 2009, or any postponements or adjournments thereof ("Annual Meeting" or "Meeting"). This Proxy Statement and any accompanying proxy card contain information related to the Annual Meeting and was made available to stockholders beginning March 25, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING —————

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

        Pursuant to Securities and Exchange Commission rules, we are providing access to our proxy materials in a fast and efficient manner via the Internet to certain of our stockholders. Accordingly, we have sent a Notice of Internet Availability of Proxy Materials to all of our street name stockholders as of the record date. Street name stockholders are those who hold their shares through a bank, broker or other holder of record. The notice contains instructions on how to access our proxy materials over the Internet as well as on how to request a printed copy. If you received such a notice, you will not receive a printed copy of our proxy materials unless you request one.

        In addition, by following the instructions in the Notice of Internet Availability of Proxy Materials, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive your future proxy materials by email will reduce the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to shareholders. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

        Stockholders who hold their shares in their own names are receiving copies of our proxy materials and Annual Report by mail and will not receive a Notice of Internet Availability of Proxy Materials.

Why am I receiving these materials?

        The proxy materials have been sent, or access to the materials has been provided to you, because the Board of Directors is soliciting your proxy to vote your shares at the Company's upcoming Annual Meeting.

What is the purpose of the Annual Meeting?

        At the Meeting, stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this Proxy Statement, namely:

  1.
  Election of the three nominees named in the Proxy Statement to the Board,

  2.
  Approval of an Amendment to the Company's 2005 Equity Incentive Plan increasing the number of authorized shares under the Plan,

  3.
  Ratification of the appointment of independent registered public accountants for 2009, and

  4.
  Any other business that may properly come before the Meeting, although the election of director nominees, approval of an Amendment to the 2005 Equity Incentive Plan, and ratification of the appointment of independent registered public accountants are the only scheduled items for which required notice has been given.

Who is entitled to vote at the Meeting?

        Owners of shares of common stock, par value $0.01 per share ("Common Stock"), of the Company at the close of business on March 16, 2009, (the "Record Date"), are entitled to vote at and participate in the Annual Meeting.

        Participants in the Company's retirement savings plans, the Company-sponsored Individual Account Retirement Plan, the Deferred Compensation Plan for Non-employee Directors, and the Nonqualified Deferred Compensation Plan (collectively, "Retirement and Deferred Compensation Plans" or "Plans") may give voting instructions with respect to the Common Stock credited to their accounts in the Plans to the Plans' trustees who have the actual voting power over the Common Stock in the Plans.

What are the voting rights of holders of Common Stock?

        Each outstanding share of Common Stock will be entitled to one vote on each matter to come before the Meeting.

What is the recommendation of the Board of Directors regarding the proposals?

        Please see the information included in this Proxy Statement relating to the proposals on which you will vote. The Board recommends that you vote:

  1.
  "FOR" each of the director nominees,

  2.
  "FOR" the approval of the Amendment to the 2005 Equity Incentive Plan, and

  3.
  "FOR" the ratification of the appointment of the Company's independent registered public accountants.

What happens if additional matters are presented at the Meeting?

        Other than the election of director nominees, the approval of the Amendment to the 2005 Equity Incentive Plan and the ratification of the appointment of independent registered public accountants for 2009, there are no scheduled items. If another proposal is properly presented for consideration at the Meeting, the persons named in the proxy card will vote as recommended by the Board or, if no recommendation is given, these persons will exercise their discretion in voting on the proposal.

How can shares be voted?

        Shares of Common Stock can be voted in person at the Meeting or can be voted by proxy, and voting instructions can be given to the Retirement and Deferred Compensation Plans' trustees in one of three ways:

  •
  by Internet

  •
  by telephone

  •
  by signing, dating and returning a proxy card.

The instructions for each are on the proxy card.

How will votes be counted?

        For shares held in your own name, votes will be counted as directed, except when no choice for any particular matter. In that case, and only for the matter for which no choice is indicated, the shares will be voted as recommended by the Board unless the shares are held in one of the Retirement or Deferred Compensation Plans, in which case they will be voted in the same proportion as the other shares in the Retirement or Deferred Compensation Plans have been voted. For shares held indirectly through a bank, broker or other holder of record, see "What is a broker non-vote?" below.

What is an abstention?

        If you do not desire to vote on any proposal or have your shares voted as provided for in the preceding question, you may abstain from voting by marking the appropriate space on the proxy card or by following the telephone or Internet instructions. Shares voted as abstaining will be counted as present for both the purpose of establishing a quorum and the purpose of determining the number of votes needed for approval of any proposal before the Meeting, other than the election of directors. The effect of an abstention is discussed further in the next question and answer.

What is a broker non-vote?

        A "broker non-vote" occurs when you do not hold your shares directly in your own name, but in the name of a bank, broker or other holder of record, you do not give instructions to your holder of record on how you want your shares voted, and the holder of record either exercises its discretionary authority under the rules of the New York Stock Exchange ("NYSE") to vote on one or more, but not all, of the proposals or the holder of record has no discretion under these rules to vote on the proposal. When a holder of record does not vote on any particular proposal for whatever reason, including that the holder of record has no discretion under these rules to vote on the proposal, a "broker non-vote" occurs with respect to that proposal. Therefore, if you do not give your broker, bank or other holder of record specific instructions, your shares may not be voted on all proposals and will not be counted in determining the number of shares necessary for approval of those matters on which your broker, bank or other holder does not vote. Shares represented by "broker non-votes" will, however, be counted in determining whether a quorum is present.

What vote is required for approval and what is the effect of abstentions and broker non-votes?

        Provided a quorum is present, directors are elected by a plurality of the votes cast. Therefore, the three nominees for director receiving the highest number of votes cast will be elected. Abstentions, "broker non-votes" and shares not voted will have no effect on the election of directors.

        The two proposals to be voted on will be decided by a majority of the votes cast on that proposal, provided that, as required by the NYSE for the approval of the Amendment to the Company's 2005 Equity Incentive Plan, the total number of votes cast on the proposal exceeds 50% of the shares outstanding and entitled to vote on the proposal. Abstentions will be counted as votes cast and have the effect of a negative vote. Shares represented by "broker non-votes" are not entitled to vote on that proposal and will therefore not be counted in determining the number of shares necessary for approval and will, as a result, have no effect, as long as, in the case of the Amendment to the 2005 Equity Incentive Plan, the total votes cast on the proposal exceeds 50% of the shares outstanding and entitled to vote on the proposal.

What constitutes a quorum?

        The presence at the Meeting of the holders of a majority of the aggregate voting power of the Common Stock outstanding on the Record Date, in person or by proxy, will constitute a quorum, permitting business to be conducted at the Meeting. As of the Record Date, 216,908,819 shares of Common Stock, representing the same number of votes, were outstanding. Therefore, the presence of the holders of Common Stock representing at least 108,454,410 votes will be required to establish a quorum.

What shares will be considered "present" at the Meeting?

        The shares voted at the Meeting and shares which were properly voted by Internet or telephone, or for which properly signed proxy cards have been returned, will be counted as "present" for purposes of establishing a quorum. Proxies received but voted as abstentions and those received but containing "broker non-votes" will be included in the calculation of the number of votes considered to be present at the Meeting.

How can a proxy be revoked?

        A proxy can be revoked at any time prior to a vote at the Meeting by:

  •
  notifying the Secretary of the Company in writing, or

  •
  signing and returning a proxy with a later date.

Who will count the votes?

        The Company has hired a third party, Computershare Trust Company, N.A., to judge voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the Meeting.

Where can I find the results of the voting?

        The voting results will be announced at the Meeting and will be published in the Company's quarterly report on Form 10-Q for the second quarter of 2009, unless they are filed earlier on a Form 8-K.

How can I communicate with the Board of Directors?

        You may communicate with our Board of Directors or any individual director by sending a letter addressed to the Board of Directors as a whole or to the individual director, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027.

How can I find the Company's governance documents, such as the Corporate Governance Principles, the Board Committee Charters, the Codes of Ethics for Directors, the Codes of Ethics for Senior Financial Officers, and the Standards of Conduct for employees?

        All these documents can be found in the "Ethics & Governance" section of our website: www.c-a-m.com. Please note that documents and information on our website are not incorporated herein by reference. These documents are also available in print by writing to the Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027.

When and where will a list of stockholders be available?

        A list of stockholders of record will be available for examination at the Company's corporate headquarters during normal business hours for a period of ten days prior to the Meeting.

ELECTION OF DIRECTORS — Proposal Number 1 on the Proxy Card —————

        The Company's Certificate of Incorporation provides for a Board of Directors of between five and fifteen members divided into three classes. The current number of authorized directors is nine. The term of each class of directors is normally three years, and the term of one class expires each year in rotation, so that one-third of the Board is elected each year. The term of the Class II directors expires at this year's Meeting, at which the stockholders will elect new Class II directors. The current Class II directors are Nathan M. Avery, C. Baker Cunningham, Sheldon R. Erikson, and Douglas L. Foshee. Mr. Foshee was appointed to the Board of Directors on July 1, 2008. Mr. Avery is not standing for reelection in accordance with the Company policy of not doing so after reaching age 72.

    Nominees

        The Nominating and Governance Committee has recommended, and the Board has nominated, Mr. Cunningham, Mr. Erikson and Mr. Foshee for re-election as Class II directors for a three-year term expiring at the Annual Meeting of Stockholders in 2012, or when their successors are elected and qualified. If any of the director nominees is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the present Board to fill the vacancy, or (2) for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

        The Board recommends that stockholders vote "FOR" the election of each of the nominees.

 CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS —————

Governance

        Corporate governance is typically defined as the system that allocates authority, duties and responsibilities among a company's stockholders, board of directors and management. The stockholders elect a board and vote on extraordinary matters; the board of directors is responsible for hiring, overseeing, compensating and evaluating executive officers, particularly the CEO, and acts as a company's governing body; and management is responsible for managing a company's day-to-day operations.

        The business and affairs of our Company are governed in accordance with the provisions of the Delaware General Corporation Law and the Company's Certificate of Incorporation and Bylaws. Our Board of Directors has adopted written Corporate Governance Principles and a Code of Ethics for Directors, which further guide its actions. These Principles and the Code are available for review on our website at www.c-a-m.com in the "Ethics & Governance" section. As stated earlier, documents and information on our website are not incorporated herein by reference. These documents are also available in print by writing to the Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027.

        Our directors monitor the Company's business and affairs through Board and Board Committee meetings, background and informational materials and presentations provided to them on a regular basis, and meetings with officers and employees of the Company.

        The non-management directors meet in executive session at each Board and Board Committee meeting. The executive sessions of the Board are led by David Ross III, who has been selected by the Board as Presiding Director for this purpose, and each of the Committee executive sessions is led by its Chair.

        Our Board has also adopted a formal Standards of Conduct to guide the actions of employees and a Code of Ethics for Senior Financial Officers to promote honest and ethical conduct, proper disclosure of financial information and compliance with laws, rules and regulations. Both the Standards and the Code are available for review and can be accessed in the same manner as the Corporate Governance Principles and Code of Ethics for Directors described above.

Director Independence

        Our Board believes that a majority of our directors should be independent, as defined under the standards adopted by the NYSE. The Board makes an annual determination as to the independence of each of the directors, other than employee directors. Under the NYSE standards, no director can qualify as independent if, among other things, the director or any immediate family member is a present or former employee of the Company or its independent registered public accountant or has been part of an interlocking directorate. Additionally, no director can qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company that might interfere with the exercise of his or her independence from management and the Company. In evaluating each director's independence, the Board considers all relevant facts and circumstances in making a determination of independence. In particular, when assessing the materiality of a director's relationship with the Company, the Board considers the issue not merely from the standpoint of the director, but also from the standpoint of persons or organizations with which the director has an affiliation. In its determination of independence, the Board reviewed and considered all relationships and transactions between each director, his family members or any business, charity or other entity in which the director has an interest on the one hand, and the Company, its affiliates, or the Company's senior management has an interest on the other. As a result of this review, and based on the NYSE standards of independence, the Board affirmatively determined that Nathan M. Avery, C. Baker Cunningham, Peter J. Fluor, Douglas L. Foshee, Michael E. Patrick, David Ross III, and Bruce W. Wilkinson are independent from the Company and its management. In addition, the Board affirmatively determined that each of the members of the Audit Committee, Messrs. Foshee, Patrick, Ross, and Wilkinson, are independent under the additional standards for audit committee membership under rules of the Securities and Exchange Commission ("SEC"). The remaining directors, Sheldon R. Erikson and Jack B. Moore, are employees. Mr. Erikson was our Chairman and Chief Executive Officer ("CEO") until April 1, 2008, when Mr. Erikson became our Chairman and Mr. Moore became our President and CEO.

        In connection with its determination as to the independence of directors, the Board considered ordinary course transactions between the Company and other companies for which Messrs. Cunningham, Fluor, Foshee, Patrick, Ross, and Wilkinson serve as directors. The Board also considered that Mr. Foshee is Chairman and Chief Executive Officer of El Paso Corporation, and that during 2008 El Paso made payments for products purchased from the Company of approximately $5.7 million. These payments represent less than 0.1% of the Company's consolidated gross revenues for 2008, and approximately 0.1% of El Paso's. Additionally, the Board considered that El Paso may order additional product from the Company in the future. The Board also considered that during the first three quarters of 2008 Mr. Wilkinson was Chairman and Chief Executive Officer of McDermott International, Inc. and that during 2008 McDermott made payments for products purchased from the Company of approximately $105.6 million. These payments represent 1.8% of the Company's consolidated gross revenues for 2008, and approximately 1.6% of McDermott's. The Board has concluded that these transactions and relationships do not adversely affect either Mr. Foshee's or Mr. Wilkinson's ability or willingness to act in the best interests of the Company and its shareholders or otherwise compromise their independence, nor are similar transactions in the future expected to adversely affect Mr. Foshee's or Mr. Wilkinson's independence. The Board took note of the fact that these transactions were on standard terms and conditions and that neither company was afforded any special benefits. For these reasons and the fact that neither Mr. Foshee nor Mr. Wilkinson had any involvement in negotiating the terms of the purchases nor interest in the transactions, these purchases were not submitted to our Nominating and Governance Committee for review under our Policy On Related Person Transactions described below.

Policy On Related Person Transactions

        Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction and the Board's Nominating and Governance Committee must review, and if appropriate, approve the proposed related person transaction. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Committee will review and, in its discretion, may ratify the related person transaction. The policy also permits the Chair of the Nominating and Governance Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between Committee meetings, subject to ratification by the Committee at its next meeting. Any related person transaction that is ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the Policy will be considered approved or ratified if it is authorized by the Committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the Committee will review and consider:

  •
  the approximate dollar value of the amount involved;

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  the related person's involvement in the negotiation of the terms and conditions, to include price, of the transaction;

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  the related person's interest in the related person transaction;

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  whether the transaction was undertaken in the ordinary course of our business;

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  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

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  the purpose of, and the potential benefits to us of, the transaction; and

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  any other information regarding the transaction or the related person in the context of the proposed transaction that the Committee determines to be relevant to its decision to either approve or disapprove the transaction.

        The Committee may approve or ratify the transaction only if the Committee determines that, under all of the circumstances, the transaction is not inconsistent with the Company's best interests. The Committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

  •
  interests arising solely from the related person's position as a director of another corporation or organization that is a party to the transaction;

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  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $1 million or 2% of the annual consolidated gross revenues of the other entity that is a party to the transaction, and (d) the amount involved in the transaction equals less than 2% of the Company's annual consolidated gross revenues; and

  •
  a transaction that is specifically contemplated by provisions of the Company's Certificate of Incorporation or Bylaws such as a contract of indemnity.

        The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee of the Board (the "Compensation Committee") in the manner specified in its charter.

Board Responsibilities and Structure

        The primary responsibility of the Board is to provide oversight, counseling and direction to the Company's management from the perspective of the long-term interests of the Company and its stockholders. The Board's detailed responsibilities, to include those of committees of the Board, include: (a) selecting and regularly evaluating the performance of the CEO and other senior executives; (b) planning for succession with respect to the position of CEO and monitoring management's succession planning for other senior executives; (c) reviewing and, where appropriate, approving the Company's major financial objectives and strategic and operating plans and actions; (d) overseeing the conduct of the Company's business to evaluate whether the business is being properly managed; (e) approving the compensation of the Company's executive officers; (f) overseeing the processes for maintaining the Company's integrity with regard to its financial statements and other public disclosures; and (g) overseeing the Company's compliance with laws and ethics and its compliance policies and programs. The Board has instructed the CEO, working with the Company's other executive officers, to manage the Company's business in a manner consistent with all applicable laws and regulations, the Company's standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The CEO and management are responsible for seeking the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Company.

        The Board and its Committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. Board and Committee agendas include regularly scheduled Executive Sessions for the independent directors to meet without management present. The Board's Presiding Director leads the Executive Sessions of the Board, and the Committee Chairs lead those of the Committees. The Board has delegated various responsibilities and authority to the Board Committees as described in this section of the Proxy Statement. Committees regularly report on their activities and actions to the full Board. Board members have access to all of the Company's employees outside of Board meetings. Board members periodically visit different Company sites and events worldwide and meet with local management at those sites and events.

Board Committees and Charters

        Our Board of Directors currently has, and appoints the members of, three permanent Committees of the Board: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of these Committees operates pursuant to a written charter which can be found in the "Ethics and Governance" section of our website at www.c-a-m.com. As stated earlier, documents and information on our website are not incorporated herein by reference. These documents are also available in print by writing to the Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas, 77027. Each of these Committees is composed entirely of independent directors. Membership of the Committees is as follows:

AUDIT	COMPENSATION	NOMINATING & GOVERNANCE
Michael E. Patrick, Chair	Peter J. Fluor, Chair	David Ross III, Chair
Douglas L. Foshee	Nathan M. Avery	C. Baker Cunningham
David Ross III	C. Baker Cunningham	Bruce W. Wilkinson
Bruce W. Wilkinson

        The Audit Committee reviews and approves the Company's financial statements and earnings releases, oversees the internal audit function, and reviews the Company's internal accounting controls. The Audit Committee, along with the Nominating and Governance Committee, oversees the Company's compliance policies and programs. The Audit Committee has the sole authority to appoint, review and discharge our independent registered public accountants. The Board has determined that Mr. Michael E. Patrick, Chairman of the Audit Committee, and Messrs. Douglas L. Foshee, David Ross III, and Bruce W. Wilkinson, all members of the Audit Committee, are "audit committee financial experts" and "independent" as defined under applicable SEC and NYSE rules. The Report of the Audit Committee appears on pages 41-43 of this Proxy Statement.

        The Compensation Committee is responsible for developing our non-employee director compensation program and presenting it to our Board for approval. It is responsible for the compensation plans and decisions for all executive officers. With respect to the CEO, the Committee confers with all other independent directors before making its compensation decisions. It also oversees the compensation program for non-executive employees and supervises and administers the compensation and benefits policies and plans of the Company. The Compensation Committee is assisted in these matters by an independent compensation consultant, hired by and serving at the pleasure of the Committee. The Compensation Committee also oversees executive development and succession planning, except, as noted above, it shares the responsibility for succession planning for the CEO and the Chairman of the Board with the Nominating and Governance Committee. A description of the Committee's role in determining executive compensation, including its use of an independent compensation consultant, is contained in "Executive Compensation — Compensation Discussion and Analysis" which appears on pages 14-27 of this Proxy Statement. A description of the Committee's role in determining non-employee director compensation is contained in "Corporate Governance and Board of Directors Matters — Director Compensation" which appears on pages 9-11 of this Proxy Statement.

        The Nominating and Governance Committee is responsible for developing, reviewing and monitoring compliance with the Company's policies and practices relating to corporate governance, including the Company's Corporate Governance Principles, and for monitoring compliance with corporate governance rules and regulations, including the Company's Policy on Related Person Transactions, and serves as the Company's nominating committee. The Nominating and Governance Committee, along with the Compensation Committee, is responsible for succession planning for the CEO and the Chairman of the Board. The Nominating and Governance Committee is responsible for reviewing and recommending to the Board nominees for directors, recommending committee assignments and conducting an annual review of Board effectiveness. The Nominating and Governance Committee, along with the Audit Committee, is responsible for overseeing the Company's compliance policies and program.

Meeting Attendance

        During 2008, our Board of Directors held 12 meetings, the Audit Committee held 9 meetings, the Compensation Committee held 5 meetings and the Nominating and Governance Committee held 4 meetings. Attendance for all such meetings was 97%, with each director attending more than 75% of the meetings of the Board of Directors and the Committees on which he served. Each director is expected to make a reasonable effort to attend all meetings of the Board, all meetings of the Committees of which such director is a member and the Company's annual meeting of stockholders. All of the directors attended the Company's 2008 annual meeting of stockholders. Each director is also expected to have reviewed materials supplied in advance of such meetings.

Director Compensation

        The compensation program for our non-employee directors has been developed by the Compensation Committee after analyzing competitive market data prepared by Frederic W. Cook & Co., Inc., an independent compensation consultant, whom the Compensation Committee has retained as its independent consultant. The program has been approved by the full Board.

        The following sets out the components of the compensation program for our non-employee directors. Employee directors receive no additional compensation for serving on our Board of Directors:

Initial Equity Grant Upon Election	$250,000	*
Annual Board Retainer	$50,000
Annual Equity Grant	$250,000
Annual Committee Chair Retainer	$20,000 (Audit Committee) $10,000 (Other Committees)
Board/Committee Meeting Fee	$2,500
Telephonic Meeting Fee	$1,000
*
If a director's election occurs between annual meetings of stockholders, the value of the Initial Equity Grant Upon Election will be a pro-rata portion of the grant value equal to the remaining balance of the board year (e.g., months until next annual meeting of stockholders).

        Equity grants, both the Initial and Annual, are made in the form of Deferred Stock Units ("DSUs"). One quarter of the Annual Equity Grant is earned and vests at the end of each quarter of service as a director. Vested DSUs are payable in Company Common Stock at the earlier of three years from the grant date or the end of Board tenure, unless electively deferred by the director for a longer period. Directors may elect to receive their Board and Committee Chair retainers in cash or defer them under our Deferred Compensation Plan for Non-Employee Directors. Deferral can be made for such periods of time as selected by the director and can be made into Company Common Stock or cash, at the director's election. No above-market interest, as defined for purposes of the SEC's proxy reporting rules, is credited or paid on cash deferrals.

        Directors are eligible to use Company-leased aircraft for personal travel, provided they reimburse the Company for the incremental operating cost to the Company of any such use. Spouses of directors are invited to the Company's annual off-site Board meeting, Directors are reimbursed by the Company for the cost and tax liability associated with the cost of their spouses' business-related travel.

Director Compensation Table

        The following table provides compensation information for 2008 for each non-employee director:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings(4)	All Other Compensation ($)		Total ($)

Nathan M. Avery	80,500	157,531	-0-	-0-	-0-	17,980	(5)	256,011
C. Baker Cunningham	90,500	157,531	-0-	-0-	-0-	20,296	(5)	268,327
Peter J. Fluor	29,500	157,531	-0-	-0-	-0-	14,637	(5)	201,668
Douglas L. Foshee	40,000	124,918	-0-	-0-	-0-	12,445	(5)	177,363
Michael E. Patrick	36,500	157,531	-0-	-0-	-0-	23,742	(5)	217,773
David Ross III	106,500	157,531	-0-	-0-	-0-	-0-		264,031
Bruce W. Wilkinson	94,500	157,531	-0-	-0-	-0-	-0-		252,031
(1)
In 2008, Mr. Fluor deferred $60,000 and Mr. Patrick deferred $70,000 under the Deferred Compensation Plan for Non-Employee Directors.

(2)
The amounts in the "Stock Awards" column represent the compensation cost we recognized in 2008, determined in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (Statement of Financial Accounting Standards No. 123(R)). For a discussion of valuation assumptions, see Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008. The grant-date fair market value of the DSUs was $53.67, except for Mr. Foshee's, which was $57.67. Each director held 2,328 unvested DSUs at year-end, except for Mr. Foshee, who held 2,200 unvested DSUs.

(3)
In 2005, the Company eliminated stock options for non-employee directors and replaced that element of the directors' compensation package with grants of DSUs payable in Company Common Stock. No grants of stock options have been made to directors since 2005. The aggregate number of shares underlying prior-year option awards outstanding at the end of 2008 was: 24,000 for Peter J. Fluor; 24,000 for Bruce W. Wilkinson; and zero for Nathan M. Avery, C. Baker Cunningham, Douglas L. Foshee, Michael E. Patrick, and David Ross III.

(4)
While our directors are entitled to elect to defer their retainers, they may defer them only into cash or Company Common Stock under the Deferred Compensation Plan for Non-Employee Directors. The cash is invested in funds substantially the same as those offered under our qualified 401(k) plan.

(5)
This amount is the cost of spouse business-related travel to the Company's 2008 Board meeting, plus the gross-up of the related tax liability. The individual cost of each of these components is set out in the following chart:

Name	Travel Expense	Tax Gross-Up

Nathan M. Avery	11,426	6,554
C. Baker Cunningham	12,898	7,398
Peter J. Fluor	9,302	5,335
Douglas L. Foshee	7,909	4,536
Michael E. Patrick	15,088	8,654

Stockholder Communications with the Board

        Any interested party desiring to communicate with our Board of Directors or any individual director may send a letter addressed to our Board of Directors as a whole or to individual directors, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027. The Corporate Secretary has been instructed by the Board to screen the communications to insure they truly are communications with the Board or a director and promptly forward all such communications to the full Board or to the individual director specifically addressed in the communications.

Director Selection Process

        The Nominating and Governance Committee is the Board committee responsible for developing the Company's slate of candidates for director nominees for election by stockholders, which the Committee then recommends to the Board for its consideration. The Committee engages the services of a third-party search firm to assist in the identification and evaluation of Board member candidates when searching for director nominees.

        The Nominating and Governance Committee determines the required selection criteria and qualifications for director nominees based upon the needs of the Company at the time nominees are considered. A candidate, at a minimum, must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care. Candidates should be persons of high integrity who have exhibited proven leadership capabilities, experience with high levels of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, international transactions and the oilfield services industry. In general, candidates who hold an established executive-level position in business, finance or education would be preferred. The Nominating and Governance Committee will consider these same criteria for nominees whether identified by the Committee, by stockholders or by some other source. When current Board members are considered for nomination for re-election, the Nominating and Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.

        Mr. Foshee was appointed as a director by the Board in July 2008. Mr. Foshee's nomination was identified by the search firm retained by the Nominating and Governance Committee for the purpose of identifying candidates for director nominees. The members of the Nominating and Governance Committee interviewed Mr. Foshee, evaluated his background and qualifications and unanimously recommended his election to the Board.

        The Nominating and Governance Committee will consider qualified candidates for possible nomination who are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the Nominating and Governance Committee, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027: (1) the name of the candidate and a brief biographical sketch and resume; (2) contact information for the candidate and a document evidencing the candidate's willingness to serve as a director, if elected; and (3) a signed statement as to the submitting stockholders' current status as a stockholder and the number of shares currently held.

        The Nominating and Governance Committee assesses each proposed director nominee based upon the resume and biographical information, the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above and the specific needs of the Company at the time. Based upon this preliminary assessment, candidates may be invited to participate in a series of interviews. Following this process, the Nominating and Governance Committee determines which nominee(s) to recommend to the Board for nomination for election by our stockholders at the next annual meeting. The Nominating and Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

        No candidates for director nominations were submitted to the Nominating and Governance Committee by any stockholder in connection with the 2009 Annual Meeting. Any stockholder desiring to present a director candidate for consideration by the Committee prior to our 2010 Annual Meeting must do so prior to September 1, 2009, in order to provide adequate time to duly consider the candidate and comply with our Bylaws.

The Nominees and Continuing Directors

        The names of the nominees for director and of the continuing directors, their principal occupations during the past five years, other directorships held, and certain other information are set out below, in order of their classification.

NOMINEES STANDING FOR ELECTION

CLASS II — TERM ENDING 2012

C. BAKER CUNNINGHAM

        Director since 1996. Age 67. President and Chief Executive Officer, and director, of Belden CDT Inc., a manufacturer of high-speed electronic cables focusing on products for the specialty electronic and data networking markets, including connectivity, from July 2004 until his retirement in October 2005. He served as Chairman of the Board, President and Chief Executive Officer of Belden Inc., a wire, cable and fiber optic products manufacturing company, from 1993 to July 2004. He is a director of Rea Magnet Wire Company, Inc., a privately held corporation.

SHELDON R. ERIKSON

        Chairman of the Board of the Company since 1996. Age 67. He also was Chief Executive Officer of the Company from 1995 to March 31, 2008 and President of the Company from 1995 to 2006. He was Chairman of the Board from 1988 to 1995 of The Western Company of North America, an international petroleum service company engaged in pressure pumping, well stimulating and cementing and offshore drilling, and its President and Chief Executive Officer from 1987 to 1995. Previously, he was President of the Joy Petroleum Equipment Group of Joy Manufacturing Company. He is a director of Rockwood Holdings, Inc. He also serves on the boards of directors of the National Petroleum Council, the American Petroleum Institute, and the Petroleum Equipment Suppliers Association, of which he is a past Chairman of the Board.

DOUGLAS L. FOSHEE

        Director since 2008. Age 49. President, Chief Executive Officer and a director of El Paso Corporation and a director of El Paso Pipeline GP Company, L.L.C., the general partner of El Paso's publicly-traded master limited partnership, El Paso Pipeline Partners, L.P. since September 2003. He was Executive Vice President and Chief Operating Officer in 2003 and Executive Vice President and Chief Financial Officer from 2001 to 2003 of Halliburton Company. He serves as one of the New York Federal Reserve Bank's trustees overseeing the U.S. government's equity interest in American International Group and also serves as a director of the Federal Reserve Bank of Dallas, Houston Branch.

DIRECTORS CONTINUING IN OFFICE

CLASS III — TERM ENDING 2010

MICHAEL E. PATRICK

        Director since 1996. Age 65. Vice President and Chief Investment Officer of Meadows Foundation, Inc., a philanthropic association, since 1995. He is a director of BJ Services Company and Apptricity Corporation.

BRUCE W. WILKINSON

        Director since 2002. Age 64. Chairman of the Board and Chief Executive Officer from August 2000 until his retirement in September 2008 of McDermott International, Inc., an energy services company.

CLASS I — TERM ENDING 2011

PETER J. FLUOR

        Director since February 2005. Age 61. Chairman of the Board since 2001 and Chief Executive Officer since 1990 of Texas Crude Energy, Inc., a private, independent oil and gas exploration company, where he has been employed since 1972 in positions of increasing responsibilities, including President from 1980 to 1990. He is a director of Fluor Corporation, for which he served as interim chairman from January 1998 through July 1998, and is currently its lead Independent Director. He is also a director of Anadarko Petroleum Corporation and The Welch Foundation. He is a member of the All American Wildcatters, and an Emeritus member of The Council of Overseers of the Jesse H. Jones Graduate School of Management at Rice University.

JACK B. MOORE

        Chief Executive Officer as of April 1, 2008, and President and a director of the Company since 2007, Age 55. From January 2007 until March 2008, he was Chief Operating Officer and from 2005 to 2006 Senior Vice President, and from 2003 to 2005, Vice President of the Company. He was also the Company's President, Drilling and Production Systems from 2002 to 2006 and Vice President and General Manager, Cameron Western Hemisphere from 1999 to 2002. Prior to joining Cameron, he was employed by Baker Hughes Incorporated from 1976 to 1999 in various management positions including Vice President, Eastern and Western Hemisphere Operations. He serves on the Board of Spindletop International and the Petroleum Equipment Suppliers Association, where he served as Chairman of the Board, and serves on the University of Houston Bauer College of Business Executive Advisory Board.

DAVID ROSS III

        Director since 1995. Age 68. Member of The Council of Overseers of the Jesse H. Jones Graduate School of Management at Rice University. From 1987 until 1993, he was Chairman and Chief Executive Officer of the Sterling Consulting Group, a firm providing analytical research, planning and evaluation services to companies in the oil and gas industry. He is a director of Process Technology Holdings, Inc. and Compete-At.com.

Stock Ownership Guidelines

        The Company has had stock ownership guidelines for its directors, and stock ownership requirements for its officers and other key executives, since 1996. The Board adopted these guidelines and requirements in order to align the economic interests of the directors, officers and other key executives of the Company with those of all stockholders and to further focus their attention on enhancing stockholder value. Under these guidelines, outside directors are expected to own the number of shares necessary to approximate at least $250,000 of Common Stock within three years of their election to the Board. The value of the shares may be calculated using current fair market value or cost, whichever is greater. Officers and other key executives are required to own Common Stock having a market value between two and five times their base salary, as is more fully described in "Executive Compensation — Compensation Discussion and Analysis — Stock Ownership Requirements" on page 25 of this Proxy Statement. In each case, valuation for this purpose is based on the cost or current fair market value, whichever is greater. DSUs owned by directors and Restricted Stock Units ("RSUs") owned by officers and other key executives are included in the stock ownership calculation. All directors are in compliance with the guidelines.

EXECUTIVE COMPENSATION —————

Compensation Discussion and Analysis

    Compensation Philosophy and Objectives.

        The purpose of our executive compensation program is to support our goal of long-term shareholder value creation. In support of this purpose, our program's objectives are to:

  •
  attract, retain and motivate qualified executives to lead and manage the business and affairs of the Company,

  •
  provide performance-based incentives to encourage and reward efforts to achieve the Company's annual, long-term and strategic goals and objectives, and

  •
  align the executives' interests with those of our stockholders through equity incentives and Company ownership.

        In order to achieve our objectives and serve the purpose of our executive compensation program, the program is designed to provide competitive total compensation opportunities linked to long-term shareholder value creation. Our executive compensation package is comprised primarily of base salaries, annual incentives, and long-term incentives, which we refer to herein as total direct compensation. The program also includes benefits and perquisites. While we believe our executive compensation program should provide a competitive total compensation package if we are to serve the purpose of our program, we also believe that a significant portion of the total direct compensation should be contingent upon performance so that targeted total direct compensation can be achieved only if performance targets established by the Compensation Committee of our Board of Directors are met. The contingent portion of our total direct compensation, which consists of both the annual and long-term incentives, is also designed to have significant swings in value, both above and below targeted levels, depending on the level of achievement against goals, in order to both motivate and reward performance. For 2008, the contingent portion made up between 72% and 89%, and an average of 81% of the total direct compensation of our executive officers named in the Summary Compensation Table other than the two individuals who ceased to be executive officers during 2008. The executive officers named in the Summary Compensation Table ("Named Executive Officers" or "NEOs"), excluding these two, are referred to herein as "Current NEOs," and all those named in the Table are referred to as "NEOs". We have made this distinction primarily because the competitive data prepared for the Committee by its independent executive compensation consultant for use when making compensation decisions in 2008 did not include the two individuals who ceased to be executive officers during 2008.

        In 2008 and prior years we used the annual incentive bonus and performance-contingent restricted stock unit ("RSU") awards to reward performance against shorter-term performance goals, and we used stock options to make a portion of executive compensation contingent upon longer-term value creation for our stockholders. We consider these components of executive compensation to be performance pay because neither our annual incentive bonus nor our performance-contingent RSUs could have been earned unless a pre-determined level of performance was achieved against committee-approved goals, and because stock options provide value only to the extent that there is an increase in value of our common stock over the grant price during their exercise period.

        For 2009, we made changes to both the performance objectives of the annual incentive bonus and to the mix of long-term incentives. With respect to the performance objectives, the Committee decided to establish a range for target performance. With regard to the long-term incentives, the Committee did not change the methodology for how it determines the overall value of the awards but did change the mix of components of the awards. Due primarily to a shortage of shares available under our long-term incentive plan, the Committee changed the mix of our long-term incentive awards from approximately 75% stock options and 25% performance-contingent RSUs to awards of 40% stock options, 40% performance-contingent restricted cash awards and 20% time-based RSUs. We believe that this change in mix of the components of our incentive awards, while made necessary by the shortage of shares available under our long-term incentive plan, provides the benefit of better balancing the risk profile of our executive compensation package by adding a retention feature and better enabling the mix to achieve the dual program objectives of rewarding performance and retention. In addition, this change brings our pay practices more in line with competitive pay practices.

        Our program targets the level of cash compensation, made up of base salaries and annual incentives, at median competitive market levels, and our long-term incentives between the median-to-75th percentiles, when compared to similar positions within our peer-group companies. In practice, the annual competitive compensation review conducted each year by the Committee's independent compensation consultant showed that the 2008 targeted annual cash compensation of our Current NEOs ranged from below the 25th percentile to between the 50th and 75th percentile when compared to the targeted annual cash compensation of our peers, with two of the five, including that of our current CEO, being below the 25th percentile and one at the 25th percentile. This annual review also showed that the value of long-term incentive awards made for 2008 to our Current NEOs also ranged from below the 25th percentile to between the 50th and 75th percentile when compared to those of our peers, with two awards, including that of our current CEO, being below the 25th percentile and a third being between the 25th and 50th percentile.

        We believe our executive compensation program should also recognize and reward individual performance and contributions to the Company. When measuring an executive's performance and contributions, we take a number of factors into consideration, such as:

  •
  the executive's level of responsibility and impact on Company results,

  •
  the skill and experience needed to fulfill his or her responsibilities,

  •
  the executive's effectiveness in discharging his or her responsibilities,

  •
  the level of the executive's achievement of goals and objectives, and

  •
  the Company's performance against its short-term objectives and long-term goals.

    Implementation of the Executive Compensation Program.

        Role of the Compensation Committee.    Our executive compensation program is administered by the Compensation Committee of our Board of Directors, which makes all compensation decisions regarding all executive officers of the Company, including our NEOs, except in the case of our current Chairman and of our current CEO, with respect to whom the Committee confers with all the other independent directors in Executive Session before making its compensation decisions.

        The principal functions of the Committee with respect to executive compensation include:

  •
  Establishing our compensation policy and strategy and reviewing it to determine whether it is adequately supporting our business goals and objectives;

  •
  Approving the companies included in our peer group;

  •
  Reviewing and approving business goals and objectives relevant to the CEO's compensation and, in conjunction with the other independent directors sitting in Executive Session, evaluating the CEO's performance in light of those goals and objectives;

  •
  Setting the CEO's compensation level based on this evaluation and competitive data;

  •
  Reviewing and approving the compensation of our other executive officers;

  •
  Exercising oversight responsibility for our severance policies and individual employment and severance arrangements, including change-in-control arrangements;

  •
  Reviewing and enforcing compliance with our stock ownership guidelines for directors and for executives;

  •
  Reviewing and approving our executive benefits and perquisites;

  •
  Overseeing administration of our annual incentive plan and (i) establishing eligible classes of participants, (ii) setting performance targets, (iii) approving minimum, target and maximum awards, and (iv) certifying attainment of goals and approving any payouts;

  •
  Overseeing administration of our long-term incentive plan, including (i) establishing the award guidelines to be used when determining the amount and mix of individual awards, (ii) making grants to officers and key employees, and (iii) authorizing the number of shares available for grant to other employees; and

  •
  Overseeing administration of our retirement plans.

        Role of Compensation Consultant.    The Compensation Committee is assisted in these efforts by Frederic W. Cook & Co. ("FWC"), an independent compensation consultant whom the Compensation Committee engages on an annual basis. With respect to executive compensation matters, FWC reports to and acts at the direction of the Compensation Committee. In no event does FWC provide any services for our management or the Compensation Committee that are unrelated to duties and responsibilities of the Compensation Committee.

        FWC conducts an annual review of our executive compensation program for the Compensation Committee. The review focuses on:

  •
  the program's effectiveness in supporting our business strategy,

  •
  the program's reasonableness and competitiveness as compared to the compensation practices of our peer companies,

  •
  a market comparison of each element of total compensation with peer-company data, gathered from peer-company proxy statements and other disclosure documents,

  •
  compensation surveys of the manufacturing industry conducted by Towers Perrin and Hewitt Associates,

  •
  the cost to our stockholders of equity incentives,

  •
  the reasonableness and competitiveness of other elements of compensation, such as perquisites and payments on severance or change-in-control,

  •
  the carried interest equity ownership of each of the executive officers, which includes shares owned directly and indirectly through outstanding equity grants, and

  •
  compliance with our stock ownership guidelines.

        Peer Group.    The peer group used by the Committee to make competitive compensation comparisons is composed of publicly-traded oil services and equipment-manufacturing companies of generally similar size and complexity with whom we compete to attract and retain qualified executives. The peer group companies used in 2008 are the same as those used for 2007, with the exception of the deletion of Grant Prideco, Inc. which was acquired by National Oilwell Varco Inc. Nine of the eleven companies in our peer group are included, along with us, in the Philadelphia Oil Service Sector Index (OSX), a group of fifteen companies. The two companies in addition to the nine OSX companies in our peer group are FMC Technologies Inc. and McDermott International, Inc. The OSX companies not included in our peer group are Global Industries, Ltd., Oceaneering International, Inc., Tidewater, Inc., Noble Corporation, and Rowan Companies, Inc. The first three were not included because they are in a sufficiently different business from us that the Committee does not consider them peer companies, and the other two were not included so as not to over-weight, in the Committee's estimation, drilling companies in our peer group.

        The Committee considered and rejected using Standard and Poor's Global Industry Classification Standard ("GICS") for Energy Equipment & Services from which to select our peer group companies, although the Committee is aware that a number of subscriber-based proxy advisor firms do use GICS. The Committee believes that the companies selected are a more representative capital- and labor-market competitive group than the 86 companies, widely disparate in both business and size, included in this GICS industry group, most of whom we do not compete with in the marketplace for labor.

        In 2008, our group was composed of the following companies, as selected and approved by the Compensation Committee taking into account the recommendations made by the Committee's independent compensation consultant:

Baker Hughes, Inc.	National Oilwell Varco, Inc.
BJ Services Company	Schlumberger Limited
FMC Technologies, Inc.	Smith International, Inc.
Halliburton Company	Transocean Ltd.
McDermott International, Inc.	Weatherford International Ltd.
Nabors Industries, Inc.

        Compensation Decision Process.    Each year the Compensation Committee is provided an annual "tally sheet" that itemizes the total compensation for the past two years of each of our executives, including the NEOs, as well as the estimated minimum, target and maximum total compensation that could be earned by each executive in the current year depending on whether, and to what extent, performance-contingent compensation is earned. The Committee considers the appropriateness of each component, and the amounts thereof, of each element of total compensation as well as the overall amount of total compensation when making its decisions on both the compensation program as a whole and the compensation to be paid each executive for the coming year.

        When making these compensation decisions with respect to executive officers, including our NEOs, in addition to the "tally sheets," the Committee considers:

  •
  level of responsibilities of each executive,

  •
  performance of the individual executive,

  •
  value to the Company of each executive,

  •
  performance of the Company in relation to its peers,

  •
  compensation levels and practices of companies with which it competes for talent,

  •
  recommendations from the Committee's independent compensation consultant regarding the appropriate amount of compensation for each executive,

  •
  recommendations from the Committee's independent compensation consultant regarding the appropriate mix of such compensation,

  •
  total compensation of each executive position as compared with the 25th, 50th and 75th percentile compensation for a like position within our peer companies, both individually and as a group, and with the results of industry surveys to obtain a broader perspective of the range of competitive reasonableness, and

  •
  internal equity based on the impact of relative duties, responsibilities, position, and performance within the Company.

        Role of the CEO in the Compensation Decision Process.    Our CEO periodically reviews with the Compensation Committee the performance of other executive officers, including the other NEOs, for the Committee's use when making compensation decisions. The CEO also submits proposals for the performance objectives for our annual incentive plans based on, and designed to encourage, achievement of the Company's operating plan and budget as approved by the Board. The CEO offers recommendations to the Committee on executive compensation program design and on individual executive officers' compensation components. The CEO also regularly attends Compensation Committee meetings and provides his thoughts, comments and recommendations to the Committee on matters being considered by the Committee.

    Components of Executive Compensation.

        The compensation of our executive officers, including the NEOs, is composed of:

  •
  base salaries,

  •
  annual incentives, and

  •
  long-term incentives.

  We also provide our executive officers, including our NEOs, with benefits and perquisites.

        Annual incentives and long-term incentives are based on a percentage of base salary. Benefits and perquisites are provided according to the job responsibility of the employee and are not determined on an individual employee basis.

        Base Salary.    Each of our executives receives a base salary for services rendered during the year. Base salary ranges are determined for each executive position based on job responsibilities, required experience, value to the Company, and peer-group and general-market competitiveness. Our base salaries are generally targeted at or near the median of the base salaries paid to similarly-situated executives at peer companies. In practice they have tended to run lower than median as discussed earlier. Base salaries provided between approximately 11% and 28% of the 2008 total direct compensation of our Current NEOs. Base salaries, along with all other elements of compensation, are reviewed annually by the Committee at its November meeting, and are set for the coming year at that meeting giving consideration to:

  •
  total compensation as itemized in the "tally sheet",

  •
  any changes in levels of responsibility or value to the Company,

  •
  the performance of the executive,

  •
  the annual competitive review of executive compensation prepared by the Committee's independent compensation consultant to include:

  —
  a review of the executive's compensation in relation to the respective peer group and survey data, and

  —
  a review of the executive's compensation relative to individual performance and to base salaries of other executive officers.

        For 2008 reporting purposes, we had seven NEOs. Mr. Erikson was CEO and Chairman through March 31, 2008, and was succeeded as CEO by Mr. Moore. Mr. Erikson has remained an employee and has served from April 1, 2008 through the present as our non-executive Chairman. He will cease to be an employee on May 1, 2009. At that time, he will retire as an employee and continue as non-employee Chairman of the Board. Mr. Erikson's salary was not reduced when he stepped down as CEO and Chairman in 2008 because of his critical role in transitioning his long-time CEO responsibilities, and his continuing role as non-executive Chairman. Following his retirement as an employee in 2009, it is the Committee's intent that he will be paid the same as other non-employee directors, with an additional annual retainer for serving as Chairman of the Board, the amount of which will be determined by the Compensation Committee and recommended to the Board for approval.

        Additionally, Franklin Myers was our Chief Financial Officer through March 31, 2008, and was succeeded by Charles M. Sledge. Mr. Myers remains an employee until March 31, 2009.

        At its November 2008 meeting, the Committee raised the 2009 base salary of Mr. Moore (our current CEO) to $900,000, Mr. Sledge (our current Chief Financial Officer) to $450,000, Mr. John D. Carne to $540,000, Mr. William C. Lemmer to $420,000, and Mr. Robert J. Rajeski to $350,000. These actions were based upon the considerations discussed above.

        Annual Incentives.    Our Management Incentive Compensation Plan ("MICP"), approved by our stockholders in 2005, provides each of our executive officers and other key management employees, including the NEOs, an opportunity to earn an annual cash bonus based on performance against objectives set by the Compensation Committee. Our annual bonus plan is performance-contingent. The MICP is designed to motivate and reward key management employees whose efforts impact the annual performance of the Company by making the actual amount of their bonus contingent upon achievement of Company and/or group financial performance objectives, and in some instances, individual performance objectives. The performance-contingent annual incentives provided between approximately 13% and 25% of the 2008 total direct compensation of our Current NEOs.

        Under the MICP, the Compensation Committee sets a percentage of base salary as a target award for each executive. The CEO submits to the Committee a set of goals and objectives for the year, based on the Company's operating plans and budgets as approved by the Board. The Committee then considers the overall market, the industry environment and the Company's positions in its respective business lines, and establishes specific performance targets for the year. At year-end, the Company's results are compared with these targets in order to determine the achievement level to be paired with the executives' target percentages in calculating bonus amounts.

        The MICP sets out the various performance measures from which the Committee may choose when setting yearly performance objectives. They include basic measures of financial performance, such as: earnings, or derivatives thereof including earnings before interest, income taxes, depreciation and amortization (EBITDA), earnings before taxes (EBT), and earnings per share (EPS); return on equity (ROE); cash flow; bookings; revenues; return on net capital employed (RONCE); and, economic value added (EVA).

        • Setting Target Value of Individual Awards.    The Compensation Committee, taking into consideration peer group and industry competitive practices, the advice and recommendations of the Committee's independent compensation consultant, and the recommendations of the CEO for positions other than his own, establishes a target value of the award for each executive expressed as a percentage of base salary. Our target values are set at or near the market-median target for similar positions with our peer companies. The target value of the awards expressed as a percentage of base salary for our NEOs for 2008 and 2009 are set out below.

	MICP Target Award
Name	2008	2009

Sheldon R. Erikson*	100%	100%
Jack B. Moore	75%	100%
Franklin Myers	60%	—
Charles M. Sledge	45%	65%
John D. Carne	60%	65%
William C. Lemmer	60%	65%
Robert J. Rajeski	60%	60%
    *
    Mr. Erikson is eligible to participate in the MICP only while he remains an employee of the Company, which is through April 30, 2009. While his 2009 MICP target award is 100% of base salary, the actual award earned, if any, will be prorated.

        • Setting the Performance Objectives.    Performance objectives for each year are set by the Committee based upon proposals submitted to the Committee by the CEO which, in turn, are based on and designed to encourage achievement of the Company's performance goals set out in the Company's annual operating plan and budget approved by the Board for that year.

        2008 Performance Objectives.    For 2008, MICP performance objectives were established for Earnings Per Share ("EPS") and cash flow for corporate officers, including the CEO. For group officers the performance objectives were EPS and group-specific targets for Earnings Before Tax ("EBT") and cash flow. The Committee chose EPS and cash flow for corporate officers because the Committee considers them to be principal indicators of financial performance and principal drivers of stockholder value. The Committee chose EPS for group officers to align them with the Company as a whole, and group EBT and cash flow to insure a portion of their incentive compensation would be based on the performance of their specific group. The Committee approved an EPS target of $2.50 per share and corporate cash flow target of $367 million. These targets were based on our Board-approved operating plan and budget.

        For 2008, there were two additional performance hurdles. For each year since the Company's inception, including 2008, the Company must have achieved an ROE of at least 7% for the year, or any bonus payment otherwise earned for all participants would have been reduced by 50%. Additionally, any bonus otherwise earned by a group participant could have been increased by 10%, or reduced by 20%, depending on how the group performed against its on-time delivery performance target.

        Performance against those objectives is set out in the chart in "Measuring Performance" on pages 21-22.

        2009 Performance Objectives.    For 2009, the Committee again chose EPS and cash flow as the performance objective for corporate officers, including the CEO, for the same reasons they were chosen in 2008. The EPS target for 2009 is approximately the median of the earnings guidance the Company has provided, which is $1.75 to $2.00. We and the Committee believe that disclosure of the cash flow goal for 2009 would be competitively harmful. The Committee is of the opinion that this cash flow performance objective will be difficult to achieve. For group officers, the performance objectives are the same except Earnings Before Interest and Tax ("EBIT") will replace EBT. These targets are also based on our Board-approved operating plan and budget. Target levels for 2009 are lower than those for 2008 as a result of the difference in the economic climate between 2009 and 2008 and the expected impact of this change in the economic climate on our business results. The Committee has decided that unusual items such as stock repurchases and restructuring costs will not be given effect when calculating EPS for MICP purposes. The Committee considers that these, and any other items to be determined by the Committee to be unusual, do not reflect actual performance when implementing our operating plan and budget.

        Again for 2009, the 7% ROE hurdle applies for all corporate officers and group officers. The Company has had a focused goal to improve on-time delivery since 2007. For 2009, rather than establish a specific goal for on-time delivery, performance will be measured based on maintaining acceptable delivery performance throughout the year. For the group officers, any significant deterioration of on-time delivery performance that negatively affects the customer experience will be viewed adversely and will result in a negative adjustment to any MICP payout of up to 10%.

        We believe achievement of the 2009 MICP performance objectives will be difficult given the uncertainty of the world economy and its impact on our industry. In recognition of the perceived difficulty, we have changed how we calibrate our awards to performance, as discussed below.

        • Calibrating Target Awards to Performance.    The actual awards for 2008 could have varied from 0-200% of the target awards for corporate executives, including the CEO, and from 0-220% for group executives, depending upon actual achievement against performance objectives. The Compensation Committee weighed the EPS and cash flow performance goals for corporate executives at 75% and 25%, respectively, to insure management is focused on both earnings and cash generation. For group executives the Committee weighed the goals at 25% for EPS, 50% for group EBT, and 25% for group cash flow. It then established minimum and maximum payout levels as set out below:

Performance Level Achieved
EPS/EBT/Cash Flow (% of Target)	Percent of Target Award Earned

Less than 90%	0
90%	50
100%	100
115% or more	200

        For 2009, the Committee changed its method not only for establishing the performance target, but also for establishing the target range for the minimum and maximum payout levels. For 2009, the Committee set the minimum and maximum payment level at 20% below and above each end of the range. The effect of this change, we believe, is to make the target and minimum payout level more easily achievable than in prior years while making the maximum more difficult. The Committee is of the opinion that in uncertain economic times it is desirable to keep some level of payment reasonably achievable, but nevertheless substantially uncertain of achievement at time of grant, in order to keep management motivated to achieve the performance objectives throughout the year. To balance this, the Committee made a higher level of payment proportionately more difficult. The correlation between performance level, achieved by percent of target and minimum, target and maximum payout levels for 2009 is set out below:

Performance Level Achieved
EPS/EBIT/Cash Flow (% of Target)	Percent of Target Award Earned

Less than 80%	0
80%	50%
95–105%	100%
120% or more	200%

        For 2009, the maximum amount that can be earned under the MICP is capped at 200% of target even when performance exceeds the maximum for the objective. Under the MICP, no additional sum can be earned or "banked" for subsequent years.

        • Measuring Performance.    Following the closing of the books for the year, the Committee verifies and certifies, at its February meeting, the Company's and each group's actual performance against the performance objectives established for that prior year.

        Under the terms of the MICP, the Compensation Committee has the authority to exercise negative discretion to adjust an executive officer's award down by as much as 25% from the established target award, based on individual performance. The Committee made no discretionary adjustments, modifications or revision to any executive officer award, and made no discretionary awards to any executive officer for 2008.

        For 2008, the Compensation Committee certified the achievement of actual performance against performance objectives, and the resulting payout attainments under the MICP, for corporate executives and the executives of the groups, as follows:

	EPS			Group EBT			Cash Flow
	Performance vs. Target (%)	Weight (%)	MICP Attainment (%)	Performance vs. Target (%)	Weight (%)	MICP Attainment (%)	Performance vs. Target (%)	Weight (%)	MICP Attainment (%)	MICP Attainment (%)

Corporate	147.37	75	110.53	N/A	N/A	N/A	200	25	50	160.53
Drilling & Production Systems	147.37	25	36.84	200	50	100	200	25	50	186.84
Valves & Measurement	147.37	25	36.84	85.94	50	42.97	74.91	25	18.73	98.54
Compression Systems	147.37	25	36.84	172.94	50	86.47	89.88	25	22.47	145.78

        Long-Term Incentives.    Our long-term incentive program, administered under the stockholder-approved 2005 Equity Incentive Plan, is intended to align compensation of executives, including the NEOs, and other key management employees with the interests of our stockholders by providing incentives tied to the performance of the Company, and by rewarding creation and preservation of long-term stockholder value. Our long-term incentive program provided between approximately 52% and 76% of the 2008 total direct compensation of our Current NEOs.

        The Compensation Committee, after discussions with the Committee's independent compensation consultant, determines the target amount for the aggregate long-term incentive to be granted. The Committee makes its determination based on the percentage of dilution, or value to be transferred, and the "burn rate" or percentage of outstanding shares that would be used for any target amount. They also consider the grant practices of our peer group companies, which are contained in the Committee's independent compensation consultant annual competitive survey, and industry grant practices in general. Once the aggregate target amount is determined, the Committee then makes individual allocations and determines the individual grants to officers taking into account competitive market data from the Committee's independent compensation consultant.

        In 2008 and prior years, the long-term incentive value allocated to any individual executive was awarded in the form of stock options and performance-contingent restricted stock units ("RSUs"). The Committee targeted approximately 75% of the long-term incentive target amount to stock options and approximately 25% to performance-contingent RSUs for the 2007 and the 2008 awards. Adjustments were then made to reflect individual performance.

        For 2009, the Committee changed the mix of long-term incentives to one of stock options, performance-contingent restricted awards denominated and payable in cash, and time-based RSUs. The primary reason for this change was that there were insufficient authorized shares available under the Company's long-term incentive plan to make the targeted long-term incentive grants all in equity. Additional reasons for the change were that it brought the type and mix of grants more in line with those of our peer companies and provided a better balanced risk profile by converting a portion of the long-term incentive grant value to a retention feature thereby reducing the amount of total direct compensation that is performance-contingent. The Committee targeted approximately 40% of the 2009 long-term incentive target amount to stock options, 40% to performance-contingent restricted cash awards, and 20% to time-based RSUs, the latter being the new retention portion.

        • Stock Options.    Awards of stock options are intended to put a portion of executive officer total direct compensation performance-dependent by making this portion contingent upon long-term stock price appreciation. Additionally, they provide an opportunity for increased equity ownership by executives, and encourage employee retention as a result of a three-year vesting schedule. They also provide a means of maintaining competitive levels of total compensation. In November 2008, each executive officer, including the NEOs, received an award of stock options. The number of options was determined by taking the 40% weighting of the Compensation Committee-approved long-term incentive target value designated for stock options and dividing it by the Black-Scholes value of a Company stock option.

        Exercise Price.    The exercise price for all stock option awards made in 2008 was equal to the closing share price on the date of grant.

        Grant Practices.    The Compensation Committee has historically approved annual awards of stock options at its November meeting to be made effective the following business day and formally adopted this method of selecting the grant date for the annual awards in 2007. The Committee has chosen to employ this method irrespective of whether the Company may then be in possession of material, non-disclosed information. The Committee preferred this "mechanical" approach to selecting the grant date, rather than a "discretionary" approach, as it avoids having to make arbitrary judgments regarding timing of awards. To the extent newly hired or promoted executives receive an initial award of stock options, such options are priced at the closing price on a date no earlier than their actual date of hire or promotion. Equity awards made to newly hired executives are, however, mostly in the form of RSUs.

        Vesting.    The options vest at a rate of 33 1/3% per year over the first three years of a seven-year option term. For treatment of vesting upon certain termination events such as retirement or death within the three-year period, see the discussion following the Grants of Plan-Based Awards table on pages 30-31.

        • Time-Based RSUs.    Awards of time-based RSUs are intended to encourage and reward continued employment. The awards made in November 2008 have a three-year cliff vesting and will vest in November 2011. For treatment of vesting upon certain termination events such as retirement or death within the three-year period, see the discussion following the Grants of Plan-Based Awards table on pages 30-31.

        • Performance-Contingent Restricted Cash Awards.    These grants are intended to serve two purposes: (1) encourage and reward performance and (2) assist in retention of key employees. As a result, there are both performance and continued employment requirements, each of which must be satisfied in order for the executive to earn the payout of the award.

        Performance Requirements.    The target value of these awards is 40% of each officer's long-term incentive target. The actual value of restricted performance awards that can be earned, and therefore the ultimate value of the award, ranges from 0 to 200% of the target value, and is dependent on the performance of the Company during the year against the same MICP performance goals for corporate officers set by the Committee.

        Continued Employment Requirement.    The vesting of any restricted cash awards is subject to continued employment. The awards earned for 2009 performance have a two-year cliff vesting and will vest and be paid in 2011. For treatment of vesting upon certain termination events such as retirement or death, see the discussion following the Grants of Plan-Based Awards table on pages 30-31.

        Benefits and Perquisites.    We provide our executive officers with benefits and perquisites that the Committee has concluded are reasonable and that assist in attracting and retaining qualified executives to lead and manage our business and affairs. The Committee reviews each year for appropriateness both the nature and type of benefits and perquisites and the value and cost thereof.

        • Retirement Benefits.    In 2008, the Company provided retirement benefits to all eligible employees, including the NEOs, through a qualified 401(k) plan known as the "Retirement Savings Plan." The Company also provided benefits under a nonqualified deferred compensation plan for its more highly compensated employees, including the NEOs. This nonqualified deferred compensation plan is known as the "Cameron International Corporation Nonqualified Deferred Compensation Plan" (the "Deferred Compensation Plan" or "NQ DC Plan").

        The NEOs are participants in the Company's Retirement Savings Plan. The Retirement Savings Plan provides that each participant may defer from 1% to 50% of his or her pay, and the Company will make a safe harbor matching contribution of 100% of the first 6% of the participant's pay deferred under the Retirement Savings Plan. Participant deferrals and the matching contribution are fully vested at all times.

The Company also contributes as retirement contributions an amount equal to 3% of each participant's pay. Retirement contributions vest after three years of service. All contributions under the Retirement Savings Plan are subject to plan and Internal Revenue Code limits.

        The NEOs were among the participants in the Deferred Compensation Plan. Under the Deferred Compensation Plan, a participant can defer, each year, up to 20% of his base salary and up to 75% of his annual incentive bonus. The Company makes matching contributions under the Deferred Compensation Plan on behalf of each participant in an amount equal to 100% of the sum deferred up to the first six percent (6%) of the excess, if any, of a participant's "qualified compensation," as defined under the Deferred Compensation Plan, over the compensation limit applicable under Section 401(a)(17) of the Internal Revenue Code. Both the participant deferrals and matching contributions are fully vested at all times. In addition, each year, the Company makes retirement contributions under the Deferred Compensation Plan in an amount equal to 3% of the excess, if any, of a participant's "qualified compensation," as defined in the Deferred Compensation Plan, over the compensation limit applicable under Section 401(a)(17) of the Internal Revenue Code, as well as an additional contribution equal to the amount, if any, by which a participant's retirement contributions under the 401(k) Plan for the year were limited by Section 401(a)(4) and/or Section 415 of the Internal Revenue Code. These retirement contributions become vested under the Deferred Compensation Plan after three years of service. For participants eligible to defer under the Deferred Compensation Plan in 2008, including the NEOs, the Deferred Compensation Plan is funded by means of a rabbi trust to allow participants to make investment choices similar to those available under the Company's Retirement Savings Plan.

        Participants are not permitted to make withdrawals from the Deferred Compensation Plan prior to their termination of employment. Upon a participant's termination of employment, the participant's vested benefits under the Deferred Compensation Plan are distributed to him or her as soon as administratively practicable thereafter. A participant's vested benefits may, at the option of the participant, be distributed in a single lump-sum payment or in annual installments between two and five years. However, if the participant is a "Specified Employee," as defined in the Deferred Compensation Plan, payment of his or her benefits will be delayed for six months.

        The Company maintains a frozen nonqualified deferred compensation plan, known as the "Supplemental Excess Defined Contribution Plan" (the "Excess DC Plan"), under which the NEOs have account balances. This plan receives no further participant deferrals or Company contributions, but account balances under the plan continue to accrue earnings. For participants eligible to defer under the Deferred Compensation Plan in 2008, including the NEOs, the account balances under the Excess DC Plan have been funded into a rabbi trust and the same investment funds available under the Deferred Compensation Plan for 2008 are available for the Excess DC Plan. Participants are not permitted to make withdrawals from the Excess DC Plan prior to their termination of employment. Upon a participant's termination of employment, the participant's vested benefits under the Excess DC Plan are distributed to him or her as soon as administratively practicable thereafter in a single lump sum.

        Until recently, the Company also maintained another frozen plan, known as the Retirement Plan (the "Retirement Plan"). All participants, including the NEOs, accrued benefits under this plan until it was frozen at the end of 2007; thereafter, they continued to receive interest credits only under the plan until it was terminated and benefits were paid out of the plan in 2008. For more details on the Retirement Plan, please see the Summary Compensation Table on pages 28-29 of this Proxy Statement.

        The NEOs were also participants in the now-terminated Supplemental Excess Defined Benefit Plan (the "Excess DB Plan"), which provided benefits similar to those provided under the Retirement Plan to the extent benefits under the Retirement Plan exceeded applicable Internal Revenue Code limits. The participants received a cash credit under the Deferred Compensation Plan on January 4, 2008, the date of termination of the Excess DB Plan, in an amount equal to the value of the NEO's account under the Excess DB Plan. The cash credit is fully vested at all times and it is payable at the same time and form as all other account balances under the Deferred Compensation Plan, as discussed above. For more information on the Excess DB Plan, please see the Summary Compensation Table on pages 28-29 of this Proxy Statement.

        • Other Benefits and Perquisites.    In addition to the standard health, dental, life and disability insurance benefits offered to substantially all of our U.S. non-union employees, our executive officers, including the NEOs, are eligible to receive financial planning services and reimbursements for country, luncheon and fitness club dues. The Committee believes it is in the interest of the Company to assist executives in handling their personal finances, particularly tax obligations, to prevent them from being a distraction to the executive or embarrassment to the Company. The Committee also believes country clubs and luncheon clubs assist the executives in performing their responsibilities by providing a means of business entertainment and networking, and fitness clubs help maintain the health and vitality of our executives. Senior Vice Presidents, the CEO and the Chairman are eligible to use Company-leased aircraft for personal travel provided they reimburse the Company for the incremental operating cost to the Company of any such use. Additionally, the financial planning services and spouse travel, when a spouse accompanies the executive on travel for business purposes, are subject to a tax gross-up for any resulting imputed income. This benefit is provided because the Company's business is global and its offices and facilities are located throughout the world, requiring a number of our executives to travel extensively and to attend a number of industry and client activities that are social in nature where the presence of the spouse is both expected and beneficial.

        The cost to the Company of all benefits and perquisites provided to executive officers is included in the Committee's independent compensation consultant's competitive analysis and in the annual "tally sheet" presentation to the Committee on total compensation paid to executives.

    Clawback of Incentive Compensation.

        The Committee has determined that the Company should have a clawback of all incentive compensation or performance compensation of any officer whose fraud or intentional wrong-doing makes a financial restatement necessary. The Committee has directed management to develop this policy, and any implementing plan amendments necessary to put the policy in effect, working in conjuction with the Committee's outside legal advisor and independent compensation consultant. The Committee intends to adopt this policy and the implementing plan amendments at it's May 2009 meeting.

    Stock Ownership Requirements.

        In addition to stock ownership guidelines for directors set out in "Corporate Governance and Board of Directors Matters — Stock Ownership Guidelines" on pages 13-14 of this Proxy Statement, the Company has stock ownership requirements for its executives and other key employees. Within three years of being appointed an executive or other key employee of the Company, or being promoted to a position requiring increased ownership, the executive or employee is required to directly own Common Stock having a market value or cost basis, whichever is higher, equal to at least the following multiple of his or her base salary:

LEVEL	BASE SALARY MULTIPLE

CEO	5
Senior Vice Presidents	3
Vice Presidents	2
Other Executive Long-Term Incentive Program Participants	2

        All executive officers are in compliance with their ownership requirement, except one officer who was in compliance until he was promoted to a position requiring increased ownership. This officer is within the grace period to achieve his new ownership requirement. The ownership interests of the NEOs individually, and executives as a whole, are set out in "Security Ownership of Management" on page 44 of this Proxy Statement.

    Employment, Severance and Change-in-Control Arrangements.

        Employment Contracts    We have no employment contracts with any of our executive officers. Mr. Myers, who ceased to be an officer of the Company on March 31, 2008, but who is a NEO for 2008 because he was the Company's Chief Financial Officer for the first three months of 2008, has an employment contract that expires by its own terms on March 31, 2009.

        Executive Severance Policy    The Company has an Executive Severance Policy for all executive officers, including the NEOs, other than Mr. Myers, who is no longer an officer of the Company. Mr. Erikson, who will no longer be an officer of the Company on May 1, 2009, will cease to be eligible for benefits under this Policy on that date. The Policy provides for salary and welfare benefit continuation for 12 months for a covered executive if such officer's employment with the Company is terminated by the Company for any reason other than cause. While participation in the annual incentive plan is prorated through the last day of employment and determined based on achievement of the goals and objectives established for the applicable year, no entitlements are earned during the severance period.

        We provide executive severance because senior-level employees, to a greater extent than other salaried employees, serve at the pleasure of the Company and are "at-will" employees, meaning that the Company may terminate them, at any time, for any reason, without any liability to the employee. This program recognizes the impact on individuals of the Company's need and ability to be able to freely make changes at the executive level, and the relatively more difficult employment transition that higher-paid employees have when terminated with possibly little or no notice.

        Change-in-Control Agreements.    The Company has agreements with twelve executive officers, including Messrs. Moore, Sledge, Carne, Lemmer and Rajeski. The agreements are described in "Potential Payments Upon Termination or Change In Control" on pages 37-41 of this Proxy Statement. Payment under these agreements would only be made were the executive officer to be terminated (as more fully described in "Payments Upon Termination In Conjunction With Change in Control" on pages 39-41 in connection with a change in control (a "double trigger").

        We recognize that, as is the case with many publicly-held corporations, the possibility of a change in control may arise and that such possibility, and the uncertainty and questions it may raise among our executive officers, may result in the departure or distraction of one or more of them to the detriment of the Company and our stockholders. Since we consider the establishment and maintenance of a sound and vital management team to be in the best interests of the Company and our stockholders, the Compensation Committee has determined that appropriate steps be taken to assure the Company of the continuation of service by certain executive officers, and to reinforce and encourage their attention and dedication to their assigned duties without distraction in circumstances arising from the possibility of a change in control. The Committee believes it important, should the Company or our stockholders receive a proposal for or notice of a change in control, or consider one itself, that our executives be able to assess and advise the Company whether such transaction would be in the best interests of the Company and our stockholders, and to take such other action regarding the transaction as our Board of Directors determines to be appropriate, without being influenced by the uncertainties of their own situation.

        We also believe that entering into change-in-control agreements with some of our executive officers has helped us attract and retain the level of executive talent needed to achieve the Company's goals. The elements of the severance benefits and the amounts of each were approved by the Committee at the time the agreements were entered into, or most recently modified, based on the Committee's assessment of what was appropriate and competitive at that time. As a result, during the past four years the Company has reduced the severance benefits provided by our change-in-control agreements by eliminating equity grants as one of the elements of payment upon a change-in-control and reducing the annual incentive bonus portion to the larger of any award earned in the last three years or target award, a decrease from the maximum award that could be earned.

    Tax Implications of Executive Compensation.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of annual compensation that may be deducted by the Company in any year with respect to the executives. In 2007 and 2008, Mr. Erikson's base salary exceeded this limit by $25,000, and, as a result, this amount was not tax deductible. The Committee considered this fact at the time his compensation was set and determined it was appropriate in spite of this fact because Mr. Erikson has been the architect, driving spirit and leader of this Company since it was formed in 1994.

        Certain performance-based compensation approved by stockholders is not subject to this deduction limitation and is deductible, and as a result, annual incentive bonuses paid pursuant to our Management Incentive Compensation Plan, and stock options, RSUs and restricted cash awards granted under our 2005 Equity Incentive Plan, generally will qualify as performance-based compensation and should be deductible. However, the Committee and/or the Board of Directors may from time to time, in circumstances it deems appropriate, award compensation in addition to these stock options, RSUs, restricted cash awards, and annual performance-based awards that may not be deductible in order to compensate executives in a manner commensurate with performance and the competitive market for executive talent.

Compensation Committee Report

        We have reviewed and discussed with management the Compensation Discussion and Analysis to be included in the Company's 2009 Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934. Based on these reviews and discussions, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in this, the Company's Proxy Statement.

Compensation Committee, Peter J. Fluor Nathan M. Avery C. Baker Cunningham

Summary Compensation Table

        The following table sets forth the compensation earned for services rendered to the Company for the fiscal year ended December 31, 2008 by Mr. Erikson, who was our CEO through March 31, 2008, and was succeeded in this position by Mr. Moore; Mr. Myers, who was our Chief Financial Officer through March 31, 2008, and was succeeded in this position by Mr. Sledge, and the other NEOs. Fiscal year ended December 31, 2008 is the only year that Mr. Rajeski and Mr. Sledge met the criteria for inclusion in the Summary Compensation Table. Therefore, Mr. Rajeski's and Mr. Sledge's data for fiscal year ended December 31, 2008 is the only data included.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)

Sheldon R. Erikson Chairman	2008 2007 2006	1,025,000 1,025,000 950,000	0 0 0	2,214,022 1,470,505 1,924,620	2,260,680 5,666,134 5,971,056	1,645,433 1,470,260 1,900,000	8,015 248,342 258,053	562,085 387,262 294,762	7,715,235 10,267,503 11,298,491
Jack B. Moore President and Chief Executive Officer	2008 2007 2006	745,385 450,000 350,000	0 0 0	564,742 293,626 141,816	1,357,629 974,884 732,129	902,981 484,110 447,216	4,799 82,139 50,814	219,343 119,954 47,552	3,794,879 2,404,713 1,769,527
Franklin Myers Senior Vice President and Chief Financial Officer	2008 2007 2006	475,000 450,000 420,000	0 0 0	289,175 288,032 170,176	1,332,828 1,151,373 1,298,612	457,511 387,288 504,000	5,440 103,366 74,012	169,409 115,849 78,908	2,729,363 2,495,908 2,545,708
Charles M. Sledge Senior Vice President and Chief Financial Officer	2008	372,692	0	200,091	508,703	270,895	2,658	104,110	1,459,149
John D. Carne Senior Vice President & President, Drilling and Production Systems Group	2008 2007 2006	479,519 350,000 300,000	0 0 0	835,117 355,909 151,944	2,450,743 1,505,243 571,072	539,501 211,915 396,000	2,797 56,094 39,195	179,143 174,968 47,217	4,486,820 2,654,129 1,505,428
William C. Lemmer Senior Vice President & General Counsel	2008 2007 2006	390,000 360,000 325,000	0 0 0	535,098 219,358 109,736	1,377,866 726,493 580,909	375,640 284,011 325,000	4,911 57,630 53,133	145,515 120,179 61,172	2,829,030 1,767,671 1,454,950
Robert J. Rajeski Vice President & President of Compression Systems	2008	340,000	0	307,020	686,780	297,391	2,408	103,579	1,737,178
(1)
The amounts included in the "Stock Awards" and "Option Awards" columns represent the compensation cost we recognized in 2008, 2007 and 2006, determined in accordance with Statement of Financial Accounting Standards No. 123(R) Share Based Payment. For a discussion of valuation assumptions used in each of the years in the three-year period ending December 31, 2008, see Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 25, 2009, for the year ended December 31, 2008.

(2)
The amount shown for each NEO in the "Non-Equity Incentive Plan Compensation" column is attributable to MICP awards earned in fiscal years 2008, 2007 and 2006, but paid in 2009, 2008 and 2007, respectively. Please see "Executive Compensation — Compensation Discussion and Analysis — Components of Executive Compensation — Annual Incentives" on page 19 of this Proxy Statement for more information.

(3)
These amounts include interest earned between January 1, 2008 and November 1, 2008 under the Retirement Plan, prior to the payment of benefits coincident with the Plan's termination.

(4)
The figures set out as "Other Annual Compensation" for 2008 are comprised of the following two tables:

	Company Contributions to Retirement Savings Plan ($)	Company Retirement Contributions to NQ DC Plan ($)	Company Match Contributions to NQ DC Plan ($)	Total Other Annual Compensation attributable to retirement benefits ($)

Sheldon R. Erikson	20,700	98,095	183,927	302,722
Jack B. Moore	20,700	35,544	48,061	104,305
Franklin Myers	20,700	26,959	49,120	96,779
Charles M. Sledge	20,700	12,449	20,154	53,303
John D. Carne	20,700	18,475	34,683	73,858
William C. Lemmer	20,700	18,584	33,658	72,942
Robert J. Rajeski	20,700	11,464	19,814	51,978

Name	Club Dues $	Spouse Travel $	Tax Gross-Up $(a)	Excess Life $	Interest Credit on Restricted Cash $(b)	Welfare Benefits $	Financial Planning Services $	Total

Sheldon R. Erikson(c)	31,788	26,155	10,575	14,478	144,576	17,809	8,875	254,256
Jack B. Moore	10,898	37,619	17,544	3,584	26,670	11,723	7,000	115,038
Franklin Myers	7,141	0	5,090	2,193	38,329	11,002	8,875	72,630
Charles M. Sledge(d)	11,650	0	4,181	387	16,475	10,726	7,290	50,709
John D. Carne	2,217	33,930	22,958	3,399	22,393	11,013	9,375	105,285
William C. Lemmer(d)	11,640	9,256	10,686	2,693	25,447	3,407	9,375	72,504
Robert J. Rajeski(d)	0	0	4,468	2,297	26,126	10,640	7,790	51,321
(a)
Includes tax gross-up for spouse travel and financial planning.

(b)
These amounts were paid in 2007, but earned in 2006. The restricted cash awards were granted in 2004 and earned in 2005. The awards earned were paid 25% in each of 2006 and 2007 and the remaining 50% in 2008. Restricted cash awards were awarded in lieu of restricted stock awards in 2004.

(c)
Mr. Erikson also received $5,107 for an Executive LTD premium payment.

(d)
Mr. Lemmer, Mr. Sledge and Mr. Rajeski also received auto expenses in the amount of $69, $98 and $280, respectively.

Grants of Plan-Based Awards in Fiscal Year 2008

        The following table provides information on non-equity incentive plan awards, stock options and RSUs granted, and the grant date fair value of these awards.

													All Other Stock Awards: Number of Shares of Stock or Units (#) (i)
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards						Estimated Future Payouts Under Equity Incentive Plan Awards(3)				All Other Option Awards: Number of Securities Underlying Options (#) (j)
															Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($)(4) (l)
Name (a)	Award Type	Grant Date (b)(1)	Committee Approval Date	Threshold ($) (c)		Target ($) (d)		Maximum ($) (e)		Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)

Sheldon R. Erikson	Annual MICP	01/01/08	(2)	512,500	(2)	1,025,000	(2)	2,050,000	(2)
	Performance RSU	01/01/08	11/14/07							10,648	21,296	42,592
	Annual RSU	11/13/08	11/12/08										25,500			568,650
	Annual Option	11/13/08	11/12/08											218,000	22.30	1,376,408
	Restricted Cash	11/13/08	11/12/08	240,000	(6)	480,000	(6)	960,000	(6)
Jack B. Moore	Annual MICP	01/01/08	(2)	281,250	(2)	562,500	(2)	1,125,000	(2)
	Performance RSU	01/01/08	11/14/07							4,675	9,349	18,698
	Annual RSU	11/13/08	11/12/08										30,000			669,000
	Annual Option	11/13/08	11/12/08											255,000	22.30	1,610,019
	Restricted Cash	11/13/08	11/12/08	675,000	(6)	1,350,000	(6)	2,700,000	(6)
Franklin Myers(5)		—	—	—		—		—			—	—	—	—	—	—
Charles M. Sledge	Annual MICP	01/01/08	(2)	84,375	(2)	168,750	(2)	337,500	(2)
	Performance RSU	01/01/08	11/14/07							1,402	2,804	5,608
	Annual RSU	11/13/08	11/12/08										9,500			211,850
	Annual Option	11/13/08	11/12/08											100,000	22.30	631,380
	Restricted Cash	11/13/08	11/12/08	215,000	(6)	430,000	(6)	860,000	(6)
John D. Carne	Annual MICP	01/01/08	(2)	144,375	(2)	288,750	(2)	577,500	(2)
	Performance RSU	01/01/08	11/14/07							2,649	5,298	10,596
	Annual RSU	11/13/08	11/12/08										12,000			267,600
	Annual Option	11/13/08	11/12/08											120,000	22.30	757,656
	Restricted Cash	11/13/08	11/12/08	240,000	(6)	480,000	(6)	960,000	(6)
William C. Lemmer	Annual MICP	01/01/08	(2)	117,000	(2)	234,000	(2)	468,000	(2)
	Performance RSU	01/01/08	11/14/07							2,431	4,861	9,722
	Annual RSU	11/13/08	11/12/08										10,000			223,000
	Annual Option	11/13/08	11/12/08											95,000	22.30	599,811
	Restricted Cash	11/13/08	11/12/08	225,000	(6)	450,000	(6)	900,000	(6)
Robert J. Rajeski	Annual MICP	01/01/08	(2)	102,000	(2)	204,000	(2)	408,000	(2)
	Performance RSU	01/01/08	11/14/07							2,119	4,238	8,476
	Annual RSU	11/13/08	11/12/08										7,000			156,100
	Annual Option	11/13/08	11/12/08											60,000	22.30	378,828
	Restricted Cash	11/13/08	11/12/08	165,000	(6)	330,000	(6)	660,000	(6)
(1)
A discussion of Grant Practices is included on page 23 of this Proxy Statement. The RSU awards granted on January 1, 2008, were earned in 2008. The awards entitled the NEO to receive a number of shares of Common Stock equal to the number of units earned upon vesting. Target values for the 2008 awards were established for each NEO's awards and were converted into numbers of RSUs based on the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 2007. The amount actually earned in 2008 was 160.53% of the targeted number of units for Messrs. Erikson, Moore, Sledge, and Lemmer; 186.84% for Mr. Carne; and 145.78% for Mr. Rajeski of the target number based on performance against goals for earnings per share, cash flow and return on equity in 2008. The units earned in 2008 vest 100% on January 1, 2011. Stock options were granted on November 13, 2008, at a price equal to the closing price of the Company's Common Stock on the date of grant and vest in three equal annual increments beginning on November 13, 2009.

(2)
The amounts shown reflect the MICP awards. In November 2007, our Compensation Committee established target MICP awards, expressed as a percentage of each executive's 2008 base salary. In February 2008, the Committee approved individual and Company performance goals for the purpose of determining the amount to be paid out under the MICP for the year ended December 31, 2008. For 2008, the target percentages were: 100% for Mr. Erikson; 75% for Mr. Moore; 60% for Messrs. Carne, Lemmer, and Rajeski, and 45% for Mr. Sledge. The amount shown in the dollar amount of the "target" column represents the target award of each executive officer for 2008. The amount shown in the "maximum" column represents the maximum amount that could be paid under the MICP for 2008. The amount shown in the "threshold" column represents the amount payable under the MICP if only the minimum level of Company achievement of performance goals had been attained, which is 50% of the target award. Please see "Compensation Discussion and Analysis — Components of Executive Compensation — Annual Incentives" on page 19 of this Proxy Statement for more information regarding Cameron's MICP and the 2008 MICP awards and performance measures.

(3)
The amounts shown reflect grants of performance-contingent RSUs under our equity incentive plan. Each grant represents a right to receive one share of Cameron Common Stock for each vested unit. The amount of performance shares that vest is determined by performance against established performance goals. See "Executive Compensation — Compensation Discussion and Analysis — Components of Executive Compensation — Long-Term Incentives" on page 22 of this Proxy Statement for more information.

(4)
The amounts included in the "Grant Date Fair Value of Stock and Option Awards" column represent the full grant date fair value of the awards computed in accordance with Statement of Financial Accounting Standards No. 123(R). For a discussion of valuation assumptions, see Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(5)
Mr. Myers resigned as an officer of the Company effective March 31, 2008.

(6)
The amounts shown reflect grants of performance-contingent restricted cash. The amount of restricted cash is determined by performance against established performance goals. See "Executive Compensation — Compensation Discussion and Analysis — Components of Executive Compensation — Long-Term Incentives — Performance-Contingent Restricted Cash Awards on page 23 of this Proxy Statement for more information.

        As discussed above, options normally vest at a rate of 33 1/3% per year over the first three years of a seven-year option term. The impact of termination on vesting and exercisability of stock options, as well as the vesting of restricted stock grants, is set out below:

RSUs
Stock Options
Exercise Rights
Termination Circumstances	Vesting	Exercise Rights	Vesting

Voluntary	Ceases	90 days	Ceases	N/A
Age 60 with 10 years of service	Continues*	Lesser of 3 years or Grant Term	Continues*	N/A
Age 65 with 10 years of service	Continues	Grant Term	Continues	N/A
Death	Accelerates*	Lesser of 3 years or Grant Term but 12 months minimum	Accelerates*	N/A
Disability	Accelerates*	Lesser of 3 years or Grant Term but 12 months minimum	Accelerates*	N/A
Reduction in Force	Continues*	Lesser of 3 years or Grant Term but 12 months minimum	Continues*	N/A
For Cause	All vested and unvested shares forfeited	N/A	Ceases	N/A
Change-in-Control successor does not assume the award or grant a new one	Accelerates	Grant Term	Fully Accelerates	N/A
*
In the event of termination within one year from the date of grant, the number of options or RSUs that vest for the year of termination will be reduced to a proportion that reflects the portion of the year employed.

Outstanding Equity Awards at Fiscal Year-End

        The following table presents information about outstanding stock option awards classified as "exercisable" and "unexercisable" as of December 31, 2008, for the CEO, Chief Financial Officer, and the NEOs, as well as RSU awards that were not yet vested as of December 31, 2008.

	Option Awards					Stock Awards
Name (a)	Option Grant Date (1)(3)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Restricted Stock Grant Date (1)(4)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2) (j)

Sheldon R. Erikson	11/10/05	200,000	—	18.28	2012	01/01/06	68,834	1,411,097
	11/09/06	300,000	200,000	26.93	2013	01/01/07	55,428	1,136,274
	11/15/07	133,334	266,666	44.01	2014	01/01/08	34,186	700,813
	11/13/08	—	218,000	22.30	2015	11/13/08			25,500	(5)	522,750
Jack B. Moore	11/22/04	41,368	—	12.58	2011	01/01/06	15,216	311,928
	11/10/05	60,000	—	18.28	2012	01/01/07	18,248	374,084
	11/09/06	166,668	83,332	26.93	2013	01/01/08	15,007	307,644
	11/15/07	53,334	106,666	44.01	2014	11/13/08			30,000		615,000
	11/13/08	—	255,000	22.30	2015
Franklin Myers	11/10/05	66,666	—	18.28	2012	01/01/06	18,258	374,289
	11/09/06	83,334	83,332	26.93	2013	01/01/07	14,599	299,280
	11/15/07	50,000	100,000	44.01	2014
Charles M. Sledge	11/10/05	24,000	—	18.28	2012	01/01/06	7,536	154,488
	11/09/06	26,666	26,666	26.93	2013	01/01/07	5,947	121,914
	11/15/07	22,000	44,000	44.01	2014	01/01/08	4,501	92,271
	11/13/08	—	100,000	22.30	2015	11/13/08			9,500		194,750
John D. Carne	11/12/03	1,316	—	10.73	2013	01/01/06	13,040	267,320
	11/22/04	10,596	—	12.58	2011	01/01/07	11,354	232,757
	11/10/05	155,000	—	18.28	2012	01/01/08	8,504	174,332
	11/09/06	133,334	66,666	26.93	2013	11/13/08			12,000		246,000
	08/31/07	2,100	—	40.89	2013
	11/15/07	46,668	93,332	44.01	2014
	11/13/08	—	120,000	22.30	2015
William C. Lemmer	11/10/05	40,000	—	18.28	2012	01/01/06	11,774	241,367
	11/09/06	100,000	50,000	26.93	2013	01/01/07	10,706	219,473
	11/15/07	37,334	74,666	44.01	2014	01/01/08	7,803	159,962
	11/13/08	—	95,000	22.30	2015	11/13/08			10,000		205,000
Robert J. Rajeski	11/22/04	18,659	—	12.58	2011	01/01/06	10,868	222,794
	11/10/05	66,666	—	18.28	2012	01/01/07	8,514	174,537
	11/09/06	80,000	40,000	26.93	2013	01/01/08	6,803	139,462
	11/15/07	23,334	46,666	44.01	2014	11/13/08			7,000		143,500
	11/13/08	—	60,000	22.30	2015
(1)
For better understanding of this table, we have included additional columns showing the grant date of stock options and restricted stock units.

(2)
Based on the closing price of our common stock as of December 31, 2008 of $20.50, as reported on the New York Stock Exchange.

(3)
Options awarded prior to 2006 are fully vested. The option award for Mr. Carne dated 8/31/07 was granted pursuant to the Company's reload program and vested immediately. The vesting schedules for the option awards are as follows:

Grant Date	Vesting Schedule	Remaining Vesting Dates

11/9/2006	33 1/3% vests each year for three years from date of grant	11/9/2009
11/15/2007	33 1/3% vests each year for three years from date of grant	11/15/2009, 11/15/2010
11/13/2008	33 1/3% vests each year for three years from date of grant	11/13/2009, 11/13/2010, 11/13/2011
(4)
The vesting schedules for restricted stock unit awards are as follows:

Grant Date	Vesting Schedule	Remaining Vesting Dates

1/1/2006	12 1/2%, 12 1/2%, 75% for three years from date of grant	2/28/2009
1/1/2007	100% three years from date of grant	1/1/2010
1/1/2008	100% three years from date of grant	1/1/2011
11/13/2008	100% three years from date of grant	11/13/2011
(5)
These awards would be subject to immediate distribution upon Mr. Erikson's retirement or otherwise leaving the Company pursuant to the terms of the grant agreement.

Option Exercises and Stock Vested

        The following table provides additional information about the value realized by the persons named in the Summary Compensation Table above on option exercises and stock award vesting during the year ended December 31, 2008.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Sheldon R. Erikson	550,000	13,297,947	11,472	516,011
Jack B. Moore	—	—	2,536	114,069
Franklin Myers	236,664	7,330,989	3,042	129,224
Charles M. Sledge	72,842	2,060,075	1,256	53,355
John D. Carne	49,104	1,825,826	2,174	97,787
William C. Lemmer	34,700	1,471,974	1,962	88,251
Robert J. Rajeski	8,007	367,681	1,812	76,974

Pension Benefits Table

        The following table discloses the years of credited service of, and the actuarial present value of the accumulated pension benefits as of December 31, 2008, as well as pension payments during the last fiscal year to each of Mr. Erikson, who was CEO through March 31, 2008, and was succeeded in this position by Mr. Moore; Mr. Myers, who was our Chief Financial Officer through March 31, 2008, and was succeeded in this position by Mr. Sledge, and the other NEOs under our qualified plan and our unfunded Excess Defined Benefit Plan.

Name (a)	Plan name (b)	Number of years credited service (c)	Present Value of Accumulated Benefit ($)(d)	Payments During Last Fiscal Year ($)(e)

Sheldon R. Erikson	Retirement Plan	N/A	0	198,130
	Excess Defined Benefit Plan	N/A	0	0
Jack B. Moore	Retirement Plan	N/A	0	118,641
	Excess Defined Benefit Plan	N/A	0	0
Franklin Myers	Retirement Plan	N/A	0	134,484
	Excess Defined Benefit Plan	N/A	0	0
Charles M. Sledge	Retirement Plan	N/A	0	65,696
	Excess Defined Benefit Plan	N/A	0	0
John D. Carne	Retirement Plan	N/A	0	69,154
	UK Retirement Plan1/	8	455,135	0
	Excess Defined Benefit Plan	N/A	0	0
William C. Lemmer	Retirement Plan	N/A	0	121,414
	Excess Defined Benefit Plan	N/A	0	0
Robert J. Rajeski	Retirement Plan	N/A	117,814	1,344
	Excess Defined Benefit Plan	N/A	0	0
1/
Converted to US dollars from UK pounds as of 12/31/2008 using exchange rate of 1.44820.

        The amounts in column (e) for the Retirement Plan are equal to the lump sum amount paid to the NEO on November 1, 2008 as a result of the plan's termination except for Mr. Rajeski. He commenced an annuity from the Retirement Plan and has received a total of $1,343.92 in two monthly payments made in the form of 100% Joint & Survivor annuity with full cash refund.

        In conjunction with the termination of the Retirement Plan, all benefits previously accrued under the Excess Defined Benefit Plan were transferred to the Nonqualified Deferred Compensation Plan and are included in the Aggregate Balance in the Nonqualified Deferred Compensation table. The following table shows the amounts transferred to the Nonqualified Deferred Compensation Plan on January 4, 2008. No benefits were accrued under the Excess Defined Benefit Plan during 2008.

Name	Amount Transferred ($)

Sheldon R. Erikson	1,182,365
Jack B. Moore	158,021
Franklin Myers	302,071
Charles M. Sledge	70,073
John D. Carne	87,515
William C. Lemmer	166,180
Robert J. Rajeski	139,330

        The following assumptions and methods were used to compute the present value of accumulated benefits for Mr. Rajeski's remaining interest in the Retirement Plan:

  •
  Measurement Date: December 31, 2008

  •
  Interest Rate for Present Value: 5.08%

  •
  Interest Crediting Rate: 5.08%

  •
  Mortality (Pre Commencement): None

  •
  Mortality (Post Commencement): RP-2000 projected to 2009

  •
  Withdrawal and disability rates: None

  •
  Retirement rates: None prior to Age 65

        For more information on our valuation assumptions, see Note 7 to our consolidated financial statements for the fiscal year ended December 31, 2008, included in our Annual Report on Form 10-K filed with the SEC on February 25, 2009.

 Nonqualified Deferred Compensation

        The following table discloses contributions, earnings, withdrawals or distributions and balances of each of the CEO, Chief Financial Officer and the other NEOs under our Nonqualified Deferred Compensation Plan during 2008. Certain of the amounts set out in this table are included in payments reported in the Summary Compensation Table.

Name (a)	Executive Contributions in Last Fiscal Year ($)(b)	Registrant Contributions in Last Fiscal Year ($)1/(c)	Aggregate Earnings in Last Fiscal Year ($)(d)	Aggregate Withdrawals/ Distributions ($)(e)	Aggregate Balance at December 31, 2008 ($)(f)2/

Sheldon R. Erikson	204,380	282,022	(1,248,835)	0	2,023,675
Jack B. Moore	48,061	83,605	(132,134)	0	394,435
Franklin Myers	79,950	76,079	(157,149)	0	786,919
Charles M. Sledge	20,153	32,603	(84,842)	0	149,602
John D. Carne	37,785	53,158	(129,462)	0	419,549
William C. Lemmer	58,497	52,242	(346,031)	0	602,407
Robert Rajeski	51,894	31,278	(382,589)	0	366,704
1/
These amounts are composed of Retirement Contributions and Match Contributions earned under the Nonqualified Deferred Compensation Plan during 2008:

	Company Retirement Contributions to NQ DC Plan ($)	Company Match Contributions to NQ DC Plan ($)

Sheldon R. Erikson	98,095	183,927
Jack B. Moore	35,544	48,061
Franklin Myers	26,959	49,120
Charles M. Sledge	12,449	20,154
John D. Carne	18,475	34,683
William C. Lemmer	18,584	33,658
Robert J. Rajeski	11,464	19,814

2/
The Aggregate Balance includes the value of previously accrued benefits under the Excess Defined Benefit Plan that were transferred to the Nonqualified Deferred Compensation Plan on January 4, 2008 as follows:

Name	Amount Transferred ($)

Sheldon R. Erikson	1,182,364
Jack B. Moore	158,021
Franklin Myers	302,071
Charles M. Sledge	70,073
John D. Carne	87,515
William C. Lemmer	166,180
Robert J. Rajeski	139,330

Potential Payments Upon Termination or Change in Control

        As discussed in the Compensation Discussion and Analysis, we have a number of plans and agreements that provide benefits at termination to our executive officers, including our NEOs, that are in addition to those provided to our other salaried employees. The following describes potential payments that would be made to our NEOs under our plans and arrangements in the event of termination or a change in control.

Resignation or Retirement

        Our executive officers, as well as our more highly compensated employees, will be entitled to payment of their account balances under both our 401(k) Plan, as well as our nonqualified plans, the Nonqualified Deferred Compensation Plan and Excess DC Plan, following termination for any reason. These plans are more fully described in the discussion of "Retirement Benefits" on pages 23-24 of this Proxy Statement and the balances of the NEOs in our nonqualified plans are set out in the "Nonqualified Deferred Compensation" table on page 36. Our executive officers, as well as any other employees with an outstanding award under our 2005 Equity Incentive Plan, if 60 years of age or older, are entitled following termination for any reason other than cause, or unless they violate the one-year non-compete provision in our award agreements, to continued vesting of RSUs and performance awards and to an extended exercisability period for stock options, and, if 65 years of age or older, to continued vesting of stock options as well as RSUs and performance awards and to exercisability during the full life of their stock options. This plan is described in detail in "Long Term Incentives" of the Compensation Discussion and Analysis beginning on page 22.

        We do not have a supplemental executive retirement plan, or SERP, nor do we provide any continuing perquisite or health care benefits.

Payments Under Executive Severance Policy

        As discussed in the Compensation Discussion and Analysis, we have an Executive Severance Policy under which all of the NEOs, other than Mr. Myers, would be entitled to benefits were they to be terminated by the Company for reasons other than cause, death, disability or retirement. The following are the payments that would be made to the NEOs if their employment were to be involuntarily terminated during 2009.

Name	Salary Continuation ($)	Benefits Continuation ($)	Total ($)

Sheldon R. Erikson(1)	0	0	0
Jack B. Moore	900,000	38,728	938,728
Charles M. Sledge	450,000	38,250	488,250
John D. Carne	540,000	29,300	569,300
William C. Lemmer	420,000	30,570	450,570
Robert J. Rajeski	350,000	28,550	378,550
(1)
Mr. Erikson will no longer to be eligible for the benefits provided by the Policy on May 1, 2009, when he ceases to be an employee of the Company.

Payment Upon Change In Control With Continued Employment

        In the event of a change in control that did not result in termination, all recipients of awards under our long-term incentive plan, which includes our NEOs, would be entitled to accelerated vesting of stock options, restricted stock units and restricted cash pursuant to the terms of their award agreements. The definition of change in control in the award agreements is the same as the definition of change in control in our change-in-control agreements, a discussion of which can be found in the next section on page 39, except that a change in control resulting from a merger or consolidation as defined in part (iii) of the definition does not occur unless the Company's stockholders own less than 50%, of the outstanding voting securities of the surviving or resulting corporation or entity.

        The following table sets out the value of this acceleration that would occur in the event of a change in control under the terms of our long-term incentive awards.

	Vesting of Outstanding Awards
Name	Stock Options(1)	Restricted Share Units(2)	Total(1)

Sheldon R. Erikson	$0	$3,770,934	$3,770,934
Jack B. Moore	$0	$1,608,656	$1,608,656
Franklin Myers	$0	$673,569	$673,569
Charles M. Sledge	$0	$563,422	$563,422
John D. Carne	$0	$920,409	$920,409
William C. Lemmer	$0	$825,802	$825,802
Robert J. Rajeski	$0	$680,293	$680,293
    (1)
    The value of these awards shown is their intrinsic value, which is the regular in-the-money value, of unvested awards based on our December 31, 2008, closing share price.

    (2)
    The value of these awards shown is their face value, which is the current fair market value, of unvested restricted stock units, based on our December 31, 2008, closing share price.

Payments Upon Termination In Conjunction With Change in Control

        As discussed in the Compensation Discussion and Analysis, we have change-in-control agreements with Messrs. Moore, Sledge, Carne, Lemmer, and Rajeski, as well as with seven other executive officers. The change-in-control agreements entitle the executive, if the executive is discharged without "cause" or resigns for "good reason" in conjunction with or within two years of a "change-in-control," to a payment equal to three times: (i) base salary; (ii) the higher of the officer's target annual incentive award for the year of termination or highest such award earned by the officer during any of the past three years; and (iii) the value of annual benefits and perquisites. It also entitles the executive to accelerated vesting of options granted under the Company's long-term incentive plans and, in the event of a tender offer, the right to tender his or her shares of Common Stock to the Company, including those acquired by the exercise of stock options following an accelerated vesting, in proportion to the total number of shares actually tendered and at the tender offer price or fair market value of any exchanged security. This agreement also provides that if any payments made under the agreement would cause the executive to be subject to an excise tax because the payment is a "parachute payment" (as defined in the Internal Revenue Code), then the Company will pay the executive an excise tax premium in a sufficient amount to make the executive whole with respect to any additional tax that would not have been payable but for the excise tax provision. The Company provides a "tax gross-up" because it determined the appropriateness of the amount of the severance payment to be received by the terminated executive net of any special or additional excise taxes.

        "Cause" means (i) a conviction by a court of competent jurisdiction, from which no further appeal can be taken, of a felony-grade crime involving moral turpitude, or (ii) a willful failure to perform substantially one's duties with the Company (other than a failure due to physical or mental illness) which is materially and demonstrably injurious to the Company. No act or failure to act on anyone's part shall be considered "willful" unless done, or omitted to be done, in bad faith and without reasonable belief that the action or omission was in, or not opposed to, the best interests of the Company.

        "Good Reason" for termination includes any of the following events which occur without the executive officer's consent: a change in status, title(s) or position(s) as an officer of the Company that is not a promotion; a reduction in base salary; termination of participation in an ongoing compensation plan; relocation; failure of a successor of the Company to assume the objectives under the agreement; termination by the Company other than for cause; prohibition from engaging in outside activities permitted by the agreement; or any continuing material default by the Company in the performance of its obligations under the agreement.

        A "change in control" of the Company will occur, for purposes of this agreement, if (i) any person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding voting securities, other than through the purchase of voting securities directly from the Company through a private placement; (ii) the current members of the Board, or subsequent members approved by two-thirds of the current members, no longer comprise a majority of the Board; (iii) the Company is merged or consolidated with another corporation or entity and the Company's stockholders own less than 70% of the outstanding voting securities of the surviving or resulting corporation or entity; (iv) the Company is merged or consolidated with another corporation or entity and the consideration paid is part or all cash equivalent in value equal to 31% or more of the outstanding voting securities of the Company; (v) a tender offer or exchange offer is made and consummated by a person other than the Company for the ownership of 20% or more of the Company's voting securities; or (vi) there has been a disposition of all or substantially all of the Company's assets.

        The following table sets out the payments that would be made in the event any of the NEOs had been terminated on December 31, 2008, as a result of a change in control of the Company for reasons other than cause, death, disability or retirement or if the officer terminated for "good reason."

			Accelerated Vesting of Outstanding Awards
Name(1)	Cash Severance Payment	Benefits/ Perquisites	Stock Options(2)	Restricted Share Units(3)	Excise Tax Gross-Up Payment(4)	Total

Jack B. Moore	$4,387,500	$116,184	$0	$1,608,656	$0	$6,112,340
Charles M. Sledge	$1,974,000	$114,750	$0	$563,422	$0	$2,652,172
John D. Carne	$2,808,000	$87,900	$0	$920,409	$0	$3,816,309
William C. Lemmer	$2,235,000	$91,710	$0	$825,802	$0	$3,152,512
Robert J. Rajeski	$1,997,481	$85,650	$0	$680,293	$0	$2,763,424
(1)
Messrs. Erikson and Myers would receive no payments or potential payments in the event of a change-in-control other than, with respect to Mr. Erikson, payments under our Executive Severance Policy and accelerated vesting of long-term incentive awards and, with respect to Mr. Myers, acceleration of awards.

(2)
The value of these awards shown is their intrinsic value, which is the regular in-the-money value, of unvested awards based on our December 31, 2008, closing share price.

(3)
The value of these awards shown is their face value which is the current fair market value, of unvested restricted stock units based on our December 31, 2008, closing share price.

(4)
Based on what the excise tax gross-up would have been had the payments upon change in control been calculated as of December 31, 2008, and based on the assumptions outlined below, no excise tax gross-up payments would have been made.

Assumptions:

1.
Change in control assumed to have occurred on December 31, 2008.

2.
All executives terminated on change in control date.

3.
Share price on date of change in control equal to the December 31, 2008, closing price of $20.50.

4.
Base amount calculations based on taxable income for years 2003 - 2007 and annualized for the year in which the executive commenced employment or was first subject to U.S. income tax.

5.
All executives subject to maximum federal (35%), Medicare (1.45%) and excise taxes (20%) for a total effective tax rate of 56.45%.

6.
Performance RSUs granted on 1/1/2008 assumed to have been earned for 2008 service prior to termination, but still subject to time-based vesting conditions as of termination date.

7.
All unvested stock options and RSUs vested upon change in control.

8.
Parachute value attributable to unvested stock options for calculation of excise tax gross-up calculated using a Black-Scholes model with the following inputs:

(a)
actual exercise price of each option

(b)
year-end closing price of $20.50 per share

(c)
volatility of 36.8%

  (d)
  expected term of 3.3 years

  (e)
  risk-free interest rate of 1.7%

  (f)
  expected dividend yield of 0.0%.

9.
Any bonuses paid for 2008 performance are considered to have been earned for services rendered, and not considered parachute payments for calculation of an excise tax gross-up.

10.
Salary for purposes of severance calculation assumed to be equal to annual rates effective as of December 31, 2008.

AUDIT-RELATED MATTERS —————

Report of the Audit Committee

        The Audit Committee of the Board of Directors is composed of four directors, independent and otherwise qualified, as required by the New York Stock Exchange, and operates under a written charter approved by the Board. Its Charter is attached as Appendix C to this Proxy Statement and is available for review on our website.

        Management is responsible for the adequacy of the Company's financial statements, internal controls and financial reporting processes. The independent registered public accountants are responsible for: (1) performing an independent audit of the Company's consolidated financial statements and expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with generally accepted auditing standards and (2) expressing their opinion as to the effectiveness of the Company's internal control over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes and otherwise assisting the directors in fulfilling their responsibilities relating to corporate accounting and reporting practices as to the reliability of the financial reports of the Company. The functions of the Audit Committee are focused primarily on four areas:

  •
  The quality and integrity of the Company's financial statements,

  •
  The scope and adequacy of the Company's internal controls and financial reporting processes,

  •
  The independence and performance of both the Company's internal auditors and of its independent registered public accountants, and

  •
  The Company's compliance with legal and regulatory requirements related to the filing and disclosure of the quarterly and annual financial statements of the Company.

        The principal functions of the Audit Committee include:

  •
  Selecting the independent registered public accountants, and approving the scope, timing and fees of the annual audit as well as approving, in advance, any non-audit services to be provided by the independent registered public accountants;

  •
  Reviewing the scope and adequacy of the internal audit function, plans and significant findings;

  •
  Meeting with management and with the independent registered public accountants to review the scope, procedures and results of the audit, the appropriateness of accounting principles and disclosure practices, and the adequacy of the Company's financial and auditing personnel and resources;

  •
  Meeting with management and the internal auditors and independent registered public accountants to review the Company's internal controls, including computerized information systems controls and security;

  •
  Reviewing the Company's financial statements and earnings releases prior to filing;

  •
  Reviewing significant changes in accounting standards and legal and regulatory matters that may impact the financial statements;

  •
  Overseeing the Company's compliance policies and programs, and meeting with management to review their adequacy and effectiveness; and

  •
  Conferring independently with the internal auditors and the independent registered public accountants in carrying out these functions.

        To be in a position to accept the Company's 2008 consolidated financial statements, the Audit Committee took a number of steps:

  •
  Approved the scope of the Company's internal and independent audits;

  •
  Met with the internal auditors and independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting;

  •
  Reviewed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements, and received management's representation that the Company's financial statements were prepared in accordance with generally accepted accounting principles;

  •
  Discussed with our independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, including their judgments as to the quality, not just the acceptability, of the Company's accounting principles, estimates and financial statements and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States; and

  •
  Discussed with our independent registered public accountants their independence from management and the Company, including the matters in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board, and considered the compatibility of non-audit services with the auditors' independence.

        Based on the Audit Committee's discussions with management, the director of internal audit and our independent registered public accountants, and the Committee's review of the representations of management and reports of our independent registered public accountants to the Audit Committee, the Audit Committee approved the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission.

AUDIT COMMITTEE, Michael E. Patrick, Chairman Douglas L. Foshee David Ross III Bruce W. Wilkinson

Audit Committee Financial Experts

        Our Board has determined that all four of the members of our Audit Committee, Messrs. Foshee, Patrick, Ross and Wilkinson, are "audit committee financial experts" as that term is used in SEC regulations.

 Principal Accounting Firm Fees

        The following table sets forth the U.S. dollar equivalent fees billed or to be billed by the Company's principal accounting firm, Ernst & Young LLP, for services rendered for the years ended December 31, 2008 and 2007.

	Year Ended December 31
	2008 ($)	2007 ($)

Audit Fees(1)	3,504,478	3,144,647

Audit-Related Fees:
Benefit plan audits	47,800	32,300
Accounting consultations	—	71,400

	47,800	103,700

Tax Fees:
Tax compliance, consulting and advisory services	284,000	118,600

All Other Fees:
Other permitted advisory services	—	—

Total	3,836,278	3,366,947

(1)
Included within Audit Fees are services for the Company's annual audit and internal control audit, quarterly reviews, filings of various registration statements and international statutory audits required by various government authorities.

        The Audit Committee performs an annual review and approves the scope of services and proposed fees of the Company's principal accounting firm. Any projects not specifically included in this approval will be reviewed and approved in advance by the Chairman of the Audit Committee and will be reviewed by the full Audit Committee at the next regularly scheduled meeting.

        The Audit Committee also considered whether the provision of services, other than audit services, is compatible with maintaining the accounting firm's independence.

Pre-approval Policies and Procedures

        An Audit Committee policy requires advance approval of all audits, audit-related, tax and other services performed by the independent registered public accountant. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accountant is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services, provided that the Chairman reports any such decisions to the Audit Committee at its next scheduled meeting.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth, as of February 6, 2009, unless otherwise noted, the number of shares of Common Stock beneficially owned (as defined by the Securities and Exchange Commission) by each current director and nominee for director, by each executive officer named in the Summary Compensation Table included herein who is not also a director, and by all directors, director nominees, and executive officers as a group.

Directors	Number of Shares of Common Stock Owned		Number of Shares That May Be Acquired By Options Exercisable Within 60 Days(1)	Percent of Class

Nathan M. Avery	20,658		0	*
C. Baker Cunningham	82,842		0	*
Sheldon R. Erikson	2,460,658	(2)	633,334	1.4
Peter J. Fluor	29,963		24,000	*
Douglas L. Foshee	3,764		0	*
Jack B. Moore	175,555	(2)	321,370	*
Michael E. Patrick	41,458		0	*
David Ross III	40,658		0	*
Bruce W. Wilkinson	54,658		24,000	*
Executive Officers Named in the Summary Compensation Table Other Than Those Listed Above:
Franklin Myers	152,750		200,000	*
Charles M. Sledge	52,081	(2)	72,666	*
John Carne	75,194	(2)	346,914	*
William C. Lemmer	92,942	(2)	177,334	*
Robert J. Rajeski	105,382	(2)	188,659	*
All directors and executive officers as a group (18 persons including those named above)	3,461,637	(2)	2,118,609	2.6
*
Indicates ownership of less than one percent of Common Stock outstanding.

(1)
As defined by the SEC, securities beneficially owned include securities that the above persons have the right to acquire at any time within 60 days after February 6, 2009.

(2)
Includes shares held in the Company's Retirement Savings Plan as of December 31, 2008.

APPROVAL OF AN AMENDMENT TO THE 2005 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE PLAN — Proposal Number 2 on the Proxy Card —————

        At the 2005 Annual Meeting, the stockholders approved the 2005 Equity Incentive Plan (the "Plan" or "Equity Incentive Plan") and at the 2006 Annual Meeting, the stockholders approved an amendment to increase the authorized shares available under the Equity Incentive Plan.

        As of December 31, 2008, there were 1,097,187 shares remaining available for future grants under the Plan. Grants of RSUs were made to 371 key employees on January 1, 2009, changing the remaining available for future grants under the Plan to 144,472. The Compensation Committee and the Board itself consider this number to be entirely inadequate going forward to achieve the stated purpose of the Equity

Incentive Plan; namely, to promote the long-term financial interests of the Company by: encouraging directors, officers and employees of the Company to acquire an ownership position in the Company; enhancing the ability of the Company to attract and retain directors, officers and key employees of outstanding ability; and providing directors, officers and key employees with an interest in the Company aligned with that of the Company.

        The Board has approved, and stockholders are being asked to approve, an Amendment to the Equity Incentive Plan, the text of which is provided as Appendix A to this Proxy Statement, which would increase by 8,000,000 the number of authorized shares available under the Plan. This increase would result in 9,097,187, as of December 31, 2008, and 8,144,472, as of January 1, 2009, shares being available for future grants, including the number of shares remaining available following the RSU grants on January 1, 2009.

        The Equity Incentive Plan provides for long-term compensation and incentive opportunities for directors, executives and key employees of the Company and its subsidiaries. The Board believes that the future success of the Company is dependent upon the quality and continuity of management, and that compensation programs such as stock options and restricted and deferred stock grants are important in attracting and retaining individuals of superior ability and in motivating their efforts on behalf of the Company.

        As of January 1, 2009, grants of RSUs have been made to 692 officers and other key employees; grants of deferred stock units have been made to seven directors; and grants of options have been made to 74 officers and other key employees under the 2005 Equity Incentive Plan. Also, there were 9,508,629 shares reserved for issuance upon the vesting of RSU grants, the expiration of the deferral period of the deferred stock units, and the exercise of existing option grants.

    Description of the Plan

        The following summary describes briefly the principal features of the 2005 Equity Incentive Plan, and is qualified in its entirety by reference to the full text of the Plan, which is provided as Appendix B to this Proxy Statement.

    General Terms

        The purpose of the 2005 Equity Incentive Plan is to promote the long-term financial interests of the Company, including its growth and performance, by encouraging directors, officers and key employees of the Company and its subsidiaries and divisions to acquire an ownership position in the Company, by enhancing the ability of the Company to attract and retain directors, officers and key employees of outstanding ability, and by providing directors, officers and key employees with an interest in the Company aligned with that of the Company's stockholders. No participant may be granted Options or Stock Appreciation Rights ("SARs") during any calendar year with respect to more than 1,500,000 shares, Restricted Stock and/or other Stock Unit Awards that are denominated in shares in any calendar year with respect to more than 1,500,000 shares, or performance awards payable to any participant in any calendar year valued at more than $5,000,000. It is not possible to determine at this time the number of shares of Common Stock covered by options that may be granted in the future under the Plan to any employee.

    Administration

        The 2005 Equity Incentive Plan is administered by the Compensation Committee, which is and will be composed of independent directors of the Company. Subject to the provisions of the Plan, the Committee has the authority to select the participants who will receive the awards, to determine the type and terms of the awards to be granted, and to interpret and administer the Plan. The Compensation Committee may delegate to the Company's CEO the responsibility for the foregoing for non-director or non-officer grants to the extent any such delegation is not inconsistent with applicable laws or regulations.

    Eligibility for Participation

        Employees and non-employee directors of the Company, its subsidiaries, groups and divisions are eligible to receive awards under the 2005 Equity Incentive Plan.

    Term of the Plan

        The 2005 Equity Incentive Plan will terminate on May 5, 2015, after which time no additional awards may be made or options granted under the Plan.

    Shares Available for Issuance

        A total of 144,472 shares are available for future grants under the Equity Incentive Plan as of January 1, 2009. The shares are in a "fungible pool." Shares subject to Options or SARs are counted against this limit as one (1) share for every one (1) share granted, and any shares subject to any other type of award are counted against this limit as one and fifty-nine hundredths (1.59) shares for every one (1) share granted. If an award under the Equity Incentive Plan is forfeited, expires or otherwise terminates without issuance of shares, or is settled in cash, the remaining shares which were subject to the award shall again be available for grant under the Equity Incentive Plan. The shares that become available again for grant are added back as one (1) share for every one (1) share granted as an Option or SAR, and one and fifty-nine hundreths (1.59) shares for every one (1) share granted for any other type of award. The following shares will not be available for future grant under the Equity Incentive Plan: shares tendered or withheld to pay the exercise price of an option, shares tendered or withheld to satisfy tax withholding obligations with respect to an award under the Plan, shares repurchased by the Company with option proceeds and shares subject to an SAR that are not issued in connection with the stock settlement of an SAR.

    Types of Awards

        The 2005 Equity Incentive Plan permits the granting of any or all of the following types of awards ("Awards"): (i) stock options, including incentive stock options; (ii) SARs; (iii) performance awards; (iv) restricted stock; and (v) other stock-based awards in the form of share units, such as RSUs and deferred stock units. It also permits the granting of performance units payable only in cash.

    Stock Options and SARs

        Options granted under the 2005 Equity Incentive Plan may be either incentive stock options or non-qualified stock options, or a combination thereof.

        An option is exercisable in whole or in such installments and at such times and upon such terms as may be determined by the Compensation Committee; provided, however, that no stock option is exercisable more than seven years after the date of grant. The option exercise price may not be less than the "fair market value" on the date of the stock option's grant. The fair market value is the per share closing price of Common Stock on the applicable date, and if not a trading date, the closing price for the preceding day on which sales of Common Stock were made. Upon exercise, a participant may pay the option exercise price of a stock option in cash (or equivalents), shares of Common Stock, SARs or a combination of the foregoing, or such other consideration as the Compensation Committee may deem appropriate.

        Awards may be granted in the form of SARs. SARs entitle the recipient to receive a payment, in cash or shares of Common Stock or a combination of both, equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the award agreement to the fair market value on the date of exercise or surrender. The price stated in the award agreement may not be less than the fair market value on the date of the SARs grant, except that if an SAR is granted retroactively in tandem with or in substitution for a stock option, the designated fair market value set forth in the award agreement will not be less than the fair market value of the share for such tandem or replaced stock option. An SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR is exercisable to the extent, and only to the extent, that the related stock option is exercisable. Upon exercise of a Tandem SAR as to some or all of the shares covered in an Award, the related stock option will be cancelled automatically to the extent of the number of SARs exercised, and such shares will not thereafter be eligible for grant.

    Performance Awards

        Awards may be granted in the form of shares of Common Stock that are earned only after the attainment of predetermined performance goals during a performance period as established by the Compensation Committee ("Performance Shares") or in the form of performance awards payable in cash ("Performance Units"). The Compensation Committee may grant an Award of Performance Shares or Performance Units to participants as of the first day of each performance period. A performance target will be established at the beginning of each performance period. No performance period may be shorter than one year or longer than five years. At the end of the performance period, the Performance Shares or Performance Units, as the case may be, will be converted into Common Stock (or cash or a combination of Common Stock and cash, as determined by the award agreement) and distributed to participants based upon such entitlement.

        Performance criteria intended to qualify under Section 162 (m) of the Internal Revenue Code used in performance goals governing Performance Share and Performance Unit Awards to executive officers may include any or all of the following: revenue growth; booking of orders; earnings, or some derivative thereof such as earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), or earnings per share; operating income; pre- or after-tax income; cash flow; net earnings; return on equity (ROE); return on capital (including return on total capital or return on invested capital); return on assets or net assets; economic value added (EVA) (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels. Performance goals may be established on a corporate-wide basis with respect to one or more business units, groups, divisions, product lines or subsidiaries; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. The performance goals established by the Compensation Committee for each Performance Share Award or Performance Unit Award will specify achievement targets with respect to each applicable performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). No Executive Officer may receive a Performance Share or Performance Unit payment with respect to any calendar year which exceeds 1,500,000 shares of Common Stock or $5,000,000 of cash-based Performance Shares.

        The Performance Share or Performance Unit payment with respect to any calendar year, which is partially or wholly included in the performance period, will be deemed to be a prorated portion of the Performance Share or Performance Unit payment with respect to the complete performance period. If two or more performance periods run concurrently during any calendar year, the Performance Share or Performance Unit payment with respect to such calendar year will be deemed to be the aggregate of the allocable Performance Share payments with respect to each such performance period.

    Restricted Stock

        Awards may be granted in the form of restricted stock ("Restricted Stock Award"). Restricted Stock Awards may be awarded in such numbers and at such times as the Compensation Committee may determine. Restricted Stock Awards will be subject to such terms, conditions or restrictions as the Compensation Committee deems appropriate, including, but not limited to, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company. No restriction may be waived without good reason, which would include, but not be limited to, a Change of Control, death or retirement at age 65 or older. The period of vesting and the forfeiture restrictions will be established by the Compensation Committee at the time of grant; however, no Restricted Stock Award fully vests in less than three years, except as the Compensation Committee may otherwise provide in the case of a Change of Control, death, disability or retirement at age 65. During the period in which any restricted shares of Common Stock are subject to forfeiture restrictions, the Compensation Committee may, in its discretion, grant to the participant to whom such restricted shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not limited to, the right to vote such shares and to receive dividends.

    Other Stock Unit Awards

        Awards of units having a value equal to an identical number of shares of Common Stock ("Other Stock Unit Awards") may be granted to participants. Other Stock Unit Awards are also available as a form of payment of other awards granted under the Plan and other earned cash-based incentive compensation, primarily for deferral of vested stock-based grants.

        Other Stock Unit Awards subject solely to continued employment restrictions will not fully vest in less than three years from the date of grant, but may vest pro rata during such period. Other Stock Unit Awards may be paid in cash, shares of Common Stock, other property, or any combination thereof, in the sole discretion of the Compensation Committee at the time of payment.

    Repricing

        The Board may not, without stockholder approval, authorize the repricing of options.

    Amendments and Modifications

        The Board may make no amendment or modification to the 2005 Equity Incentive Plan that, among other things, would increase the number of shares available for issue under the Plan, change those eligible to be participants under the Plan, or materially increase the benefits available under the Plan without the approval of the stockholders of the Company.

        The Board recommends that stockholders vote FOR approval of the Amendment to the 2005 Equity Incentive Plan.

 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2009 — Proposal Number 3 on the Proxy Card —————

        Ernst & Young LLP has served as the Company's independent registered public accountants since 1995. The Audit Committee has appointed Ernst & Young LLP as independent registered public accountants for the Company for fiscal year 2009, subject to the ratification of such appointment by the stockholders. A vote will be taken on a proposal to ratify this appointment at the Meeting. While there is no legal requirement that this proposal be submitted to stockholders, the Board believes that the selection of independent registered public accountants to audit the financial statements of the Company is of sufficient importance to seek stockholder ratification. In the event a majority of the votes cast is not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.

        It is expected that representatives of Ernst & Young LLP will be present at the Meeting and will be available to answer questions and discuss matters pertaining to the Report of Independent Registered Public Accounting Firm contained in the financial statements incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2008. These representatives will have the opportunity to make a statement if they desire.

        The fees billed by Ernst & Young LLP for services rendered for 2008 and 2007 are set out on page 43 of this Proxy Statement.

        The Board recommends that stockholders vote "FOR" the ratification of this appointment.

 OTHER BUSINESS —————

        The Board does not know of any business that will properly come before the Meeting other than that described above. If any other business should properly come before the Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxies.

OTHER INFORMATION —————

Security Ownership of Certain Beneficial Owners

        The following table lists the stockholders known by the Company to have been the beneficial owners of more than five percent of the Common Stock outstanding and entitled to be voted at the Meeting as of March 16, 2009:

Name and Address of Beneficial Owner	Shares of Common Stock	Percent of Common Stock

AXA Financial, Inc.(1) 1290 Avenue of the Americas New York, NY 10104	22,241,550	10.3
T. Rowe Price Associates, Inc.(2) 100 E. Pratt Street Baltimore, MD 21202	13,673,355	6.2
(1)
According to a Schedule 13G/A filed with the SEC by AXA Financial Inc. ("AXA Financial"), as of February 28, 2009, AXA Financial and its subsidiaries, AllianceBernstein L.P. and AXA Equitable Life Insurance Company, had sole voting power over 17,430,929 shares of Common Stock and sole dispositive power over 22,241,550 shares of Common Stock. A majority of the shares reported in this Schedule 13G are held by unaffiliated third-party client accounts managed by AllianceBernstein L.P., as investment adviser. AllianceBernstein L.P. is a majority-owned subsidiary of AXA Financial, Inc.

(2)
According to a Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. ("Price Associates") as of December 31, 2008, Price Associates had sole voting power over 2,324,191 shares of Common Stock and sole dispositive power over 13,673,355 shares of Common Stock. These securities are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

 Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act of 1934 requires directors and executive officers of the Company, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC and the New York Stock Exchange initial reports of beneficial ownership on Form 3 and changes in such ownership on Forms 4 and 5. Based on its review of the copies of such reports, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during 2008, its directors, executive officers and stockholders with holdings greater than ten percent complied with all applicable filing requirements, with the exception of the following: Sheldon R. Erikson made one late Form 4 filing reporting an exercise and sale of a stock option; Nathan M. Avery made three late Form 4 filings reporting three open market sales; due to an administrative oversight by the Company, Peter J. Fluor filed a Form 5 evidencing quarterly purchases of phantom stock under the Company's Deferred Compensation Plan for Non-employee Directors; and, due to an administrative oversight by the Company, Joseph H. Mongrain, Robert J. Rajeski, and James E. Wright filed on Form 5 a series of transactions during 2008 evidencing the biweekly purchase of phantom stock under the Company's Non-qualified Deferred Compensation Plan that should have been filed on Form 4s.

Stockholder Proposals and Nominations for the 2010 Annual Meeting

        In order for a stockholder to be eligible to submit a proposal or nomination to the 2010 Annual Meeting, the stockholder must be a stockholder of record both when submitting the proposal or nomination and on the Record Date.

        If a stockholder wishes to submit a proposal for possible inclusion in the Company's 2010 proxy material, the notice must be in proper form and received at the Company's corporate headquarters on or before November 25, 2009. If a stockholder wishes to submit a proposal at the 2010 annual meeting (but not seek inclusion of the proposal in the Company's proxy material), the notice must be in proper form and received at the Company's corporate headquarters between February 13 and March 16, 2010.

        To be in proper written form, a stockholder's notice of a proposal must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

        If a stockholder wishes to submit a director nomination to the Nominating and Governance Committee for consideration as a Company director nominee, the stockholder should follow the procedures set out in "Corporate Governance and Board of Directors Matters — Director Selection Process," on pages 11-12 of this Proxy Statement. If a stockholder wishes to submit a director nomination to the stockholders in opposition to the Company director nominees for inclusion in the Company's 2010 proxy material, the notice must be in proper form and received at the Company's corporate headquarters on or before November 25, 2009. If a stockholder wishes to submit such a nomination at the 2010 annual meeting (but not seek inclusion of the proposal in the Company's proxy material), the notice must be in proper form and be received between February 13 and March 16, 2010.

        To be in proper written form, a stockholder's notice of a director nomination must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially and of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

SOLICITATION OF PROXIES

        The Company has provided proxy materials to banks, brokers, and other financial fiduciaries and requested that such materials be promptly forwarded to the beneficial owners of Common Stock. The Company has retained Laurel Hill Advisory Group, LLC to assist with the solicitation of proxies for a fee not to exceed $8,500, plus reimbursement for out-of-pocket expenses. In addition, solicitation of proxies may be made by directors, officers or employees of the Company. The cost of soliciting proxies and related services will be borne by the Company.

ELECTRONIC DELIVERY OF PROXY STATEMENT AND
ANNUAL REPORT —————

        Stockholders who received printed copies of the proxy materials can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save Cameron the cost of producing and mailing these documents, reduce the amount of mail you receive and help preserve environmental resources. You may sign up for this option by:

  •
  following the instructions provided on your proxy card;

  •
  following the instructions provided when you vote over the Internet; or

  •
  by going to http://enroll.icsdelivery.com and following the instructions provided.

        If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing the Internet address to use to access Cameron's proxy statement and annual report. The e-mail also will include instructions for voting over the Internet. You will have the opportunity to opt out at any time by following the instructions on www.icsdelivery.com. You do not have to re-elect Internet access each year.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS —————

        In accordance with notices previously sent to many stockholders who hold their shares through a bank, broker or other holder of record ("street-name stockholders") and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as "householding," is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement or the accompanying annual report to stockholders may request a copy by contacting the bank, broker or other holder of record or by contacting us by telephone at 713-513-3300. Street-name stockholders who are currently receiving householded materials may revoke their consent, and street-name stockholders who are not currently receiving householded materials may request householding of our future materials, by contacting Automatic Data Processing, Inc., either by calling toll free at 1-800-542-1061 or by writing to Broadridge, Householding Department, at the return address noted on your voter instruction card. If you revoke your consent you will be removed from the "householding" program within 30 days of Broadridge's receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON
FORM 10-K —————

        We are mailing our 2008 Annual Report to Stockholders with this Proxy Statement to all of our stockholders of record. Additional copies of Cameron's Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2008, are available without charge from our Investor Relations Department, 1333 West Loop South, Suite 1700, Houston, Texas 77027, 713-513-3300. Our SEC filings, including our 2008 Annual Report on Form 10-K, are available online, at no charge, at www.c-a-m.com, Investor Relations, SEC filings, or through the Securities and Exchange Commission's website at www.sec.gov.

By Order of the Board of Directors
Grace B. Holmes Corporate Secretary

APPENDIX A

CAMERON INTERNATIONAL CORPORATION
SEVENTH AMENDMENT
TO THE
2005 EQUITY INCENTIVE PLAN

        WHEREAS, CAMERON INTERNATIONAL CORPORATION (the "Company") has heretofore adopted the 2005 EQUITY INCENTIVE PLAN (the "Plan"); and

        WHEREAS, the Company desires to amend the Plan in certain respects:

        NOW, THEREFORE, the Plan shall be amended as follows, effective May 13, 2009:

  1.
  The number "23,054,100" shall be substituted for the number "15,054,100" in the first sentence of Section 3.1 of the Plan.

  2.
  As amended hereby, the Plan is specifically ratified and reaffirmed.

APPROVED:
William C. Lemmer Senior Vice President & General Counsel
Date: May 13, 2009

EXHIBIT B

CAMERON INTERNATIONAL CORPORATION

2005 EQUITY INCENTIVE PLAN
(Amended and Restated as of February 18, 2009)

        Cooper Cameron Corporation (the "Company"), a Delaware corporation, hereby establishes and adopts the following 2005 Equity Incentive Plan (the "Plan").

1.     Purpose of the Plan

        The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees and directors of the Company who are expected to contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.     Definitions

        2.1.    "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

        2.2.    "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

        2.3.    "Board" shall mean the board of directors of the Company.

        2.4.    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        2.5.    "Committee" shall mean the committee of the Board charged with oversight of the Company's incentive compensation and equity-based plans, which, at the time of the adoption of this Plan is the Compensation and Governance Committee. The Committee consists and always will consist of no fewer than two Directors, each of whom is (i) a "Non-Employee Director" within the meaning of Rule 16b-3 of the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) an "independent director" for purpose of the rules and regulations of the New York Stock Exchange.

        2.6.    "Covered Employee" shall mean a "covered employee" within the meaning of Section 162(m) of the Code.

        2.7.    "Director" shall mean a non-employee member of the Board.

        2.8.    "Dividend Equivalents" shall have the meaning set forth in Section 12.5.

        2.9.    "Employee" shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person's becoming an employee of the Company or any Subsidiary.

        2.10.    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.11.    "Fair Market Value" shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the reported New York Stock Exchange closing price of the Shares on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the New York Stock Exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria.

        2.12.    "Freestanding Stock Appreciation Right" shall have the meaning set forth in Section 6.1.

        2.13.    "Limitations" shall have the meaning set forth in Section 10.5.

        2.14.    "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

        2.15.    "Other Stock Unit Award" shall have the meaning set forth in Section 8.1.

        2.16.    "Participant" shall mean an Employee or Director who is selected by the Committee or, in the case of non-directors and non-officers, by the Company's Chief Executive Officer to receive an Award under the Plan.

        2.17.    "Payee" shall have the meaning set forth in Section 13.1.

        2.18.    "Performance Award" shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

        2.19.    "Performance Period" shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

        2.20.    "Performance Share" shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        2.21.    "Performance Unit" shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property (including cash and Shares), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        2.22.    "Permitted Assignee" shall have the meaning set forth in Section 12.3.

        2.23.    "Prior Plans" shall mean, collectively, the Company's Long-Term Incentive Plan, Broadbased 2000 Incentive Plan, and 1995 Stock Option Plan for Non-Employee Directors.

        2.24.    "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

        2.25.    "Restriction Period" shall have the meaning set forth in Section 7.1.

        2.26.    "Restricted Stock Award" shall have the meaning set forth in Section 7.1.

        2.27.    "Shares" shall mean the shares of common stock of the Company, par value $.01 per share.

        2.28.    "Stock Appreciation Right" shall mean the right granted to a Participant pursuant to Section 6.

        2.29.    "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.30.    "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

        2.31.    "Tandem Stock Appreciation Right" shall have the meaning set forth in Section 6.1.

3.     Shares Subject to the Plan

        3.1.    Number of Shares.    (a) Subject to adjustment as provided in Section 12.2, a total of 15,054,100* Shares shall be authorized for grant under the Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and fifty-nine hundredths (1.59) Shares for every one (1) Share granted.

        (b)   If any Shares subject to an Award or to an award under the Prior Plans are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under the Prior Plans is settled for cash, the Shares shall, to the extent of such forfeiture, expiration, termination or cash settlement, again be available for Awards under the Plan, subject to Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iii) Shares repurchased by the Company with Option proceeds, and (iv) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof.

        (c)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

        (d)   Any Shares that again become available for grant pursuant to this Article shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and as two (2) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

        3.2.    Character of Shares.    Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.     Eligibility and Administration

        4.1.    Eligibility.    Any Employee or Director shall be eligible to be selected as a Participant.

        4.2.    Administration.    (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the

Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to Section 8.1; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

        (b)   Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

        (c)   To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the New York Stock Exchange, the Committee may delegate to the Chief Executive Officer of the Company the right to grant Awards to Employees who are not Directors or executive officers (within the meaning of Rule 3b-7 under the Exchange Act) of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not Directors or executive officers of the Company.

5.     Options

        5.1.    Grant of Options.    Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

        5.2.    Award Agreements.    All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

        5.3.    Option Price.    Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not, without the approval of the Company's stockholders, (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the New York Stock Exchange.

        5.4.    Option Term.    The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of seven years from the date the Option is granted, except in the event of death or disability.

        5.5.    Exercise of Options.    Vested Options granted under the Plan may be exercised by the Participant, by a Permitted Assignee thereof, or by the Participant's executors, administrators, guardian or legal representative as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (b) by tendering previously acquired Shares (either actually or by attestation, valued at their then-Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) through any other method specified in an Award Agreement, or (f) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the Record Date is prior to the date of such issuance. Except for Awards to Directors, Substitute Awards, under circumstances contemplated by Article 11, or as may be set forth in an Award Agreement with respect to (i) death or disability of a Participant, or (ii) special circumstances determined by the Committee including the achievement of performance objectives, Options will not be exercisable before the expiration of one year from the date the Option is granted.

        5.6.    Form of Settlement.    In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

        5.7.    Incentive Stock Options.    The Committee may grant Options intended to qualify as "incentive stock options" as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of "incentive stock options" under the Plan, the maximum aggregate number of Shares with respect to which "incentive stock options" may be granted under the Plan shall be 4,000,000 Shares.

6.     Stock Appreciation Rights

        6.1.    Grant and Exercise.    The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option ("Tandem Stock Appreciation Right"), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

        6.2.    Terms and Conditions.    Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

        (a)   Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or in the case of a Tandem Stock Appreciation Right granted on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

        (b)   Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

        (c)   Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

        (d)   Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, (i) if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies, and (ii) no Tandem Stock Appreciation Right granted under the Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six months of its term for cash, except as provided in Article 11.

        (e)   Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

        (f)    The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

        (g)   The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate, including providing that the exercise price of a Tandem Stock Appreciation Right may be less than the Fair Market Value on the date of grant if the Tandem Stock Appreciation Right is added to an Option following the date of the grant of the Option. Notwithstanding the foregoing provisions of this Section 6.2(g), but subject to Section 12.2, a Freestanding Stock Appreciation Right shall generally have the same terms and conditions as Options, including (i) an exercise price not less than Fair Market Value on the date of grant, (ii) a term not greater than seven years, and (iii) not being exercisable before the expiration of one year from the date of grant, except for Substitute Awards, under circumstances contemplated by Article 11 or as may be set forth in an Award Agreement with respect to (x) death or disability of a Participant or (y) special circumstances determined by the Committee (including the achievement of performance objectives). In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock Appreciation Right shall not be reduced after the date of grant.

        (h)   The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7.     Restricted Stock Awards

        7.1.    Grants.    Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a "Restricted Stock Award"), and such Restricted Stock Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee (the "Restriction Period"). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock.

        7.2.    Award Agreements.    The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant.

        7.3.    Rights of Holders of Restricted Stock.    Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock.

        7.4.    Minimum Vesting Period.    Except for certain limited situations (including the death, disability or retirement of the Participant, or a Change of Control referred to in Article 11), or special circumstances determined by the Committee (including the achievement of performance objectives), Restricted Stock Awards subject solely to continued employment restrictions shall have a Restriction Period of not less than three years from date of grant (but permitting pro rata vesting over such time); provided, that the provisions of this Section shall not be applicable to any grants to new hires to replace forfeited awards from a prior employer (so long as the cumulative total of any such grants does not exceed five (5%) of the total number of Shares subject to the Plan), Substitute Awards or grants of Restricted Stock in payment of Performance Awards and other earned cash-based incentive compensation. Subject to the foregoing three-year minimum vesting requirement, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate.

8.     Other Stock Unit Awards

        8.1.    Grants.    Other Awards of units having a value equal to an identical number of Shares ("Other Stock Unit Awards") may be granted hereunder to Participants, in addition to other Awards granted under the Plan. Other Stock Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.

        8.2.    Award Agreements.    The terms of Other Stock Unit Awards granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

        8.3.    Vesting.    Except for certain limited situations (including the death, disability or retirement of the Participant or a Change of Control referred to in Article 11), Other Stock Unit Awards subject solely to continued employment restrictions shall be subject to restrictions imposed by the Committee for a period of not less than three years from date of grant (but permitting pro rata vesting over such time);

provided, that such restrictions shall not be applicable to any Substitute Awards, grants of Other Stock Unit Awards in payment of Performance Awards pursuant to Article 9 and other earned cash-based incentive compensation, or grants of Other Stock Unit Awards on a deferred basis.

        8.4.    Payment.    Except as provided in Article 10 or as may be provided in an Award Agreement, Other Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Other Stock Unit Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.     Performance Awards

        9.1.    Grants.    Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.1.

        9.2.    Award Agreements.    The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

        9.3.    Terms and Conditions.    The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. The amount of the Award to be distributed shall be conclusively determined by the Committee.

        9.4.    Payment.    Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

10.   Code Section 162(m) Provisions

        10.1.    Covered Employees.    Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

        10.2.    Performance Criteria.    If the Committee determines that a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: revenue growth; booking of orders; earnings, or some derivative thereof such as (including earnings before interest and taxes ("EBIT") earnings before interest, taxes, depreciation and amortization ("EBITDA"), or earnings per share; operating income; pre- or after-tax income; cash flow ; net earnings; return on equity ("ROE"); return on capital (including return on total capital or return on invested capital); return on assets or net assets; economic value added ("EVA") (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels of the Company or any Subsidiary, division, business unit or product line of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company's performance or the performance of a Subsidiary, division, business unit or product line of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (c) the cumulative effects of tax or accounting changes in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

        10.3.    Adjustments.    Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

        10.4.    Restrictions.    The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code.

        10.5.    Limitations on Grants to Individual Participant.    Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any calendar year with respect to more than 1,500,000 Shares or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any calendar year with respect to more than 1,500,000 Shares (the "Limitations"). In addition to the foregoing, the maximum dollar value payable to any Participant in any calendar year with respect to Performance Awards is $5,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.   Change of Control Provisions

        11.1.    Impact of Change of Control.    The terms of any Award may provide in the Award Agreement evidencing the Award that, upon a "Change of Control" of the Company (as that term may be defined therein), (a) Options and Stock Appreciation Rights outstanding as of the date of the Change of Control immediately vest and become fully exercisable, (b) that Options and Stock Appreciation Rights outstanding as of the date of the Change of Control may be cancelled and terminated without payment therefore if the Fair Market Value of one Share as of the date of the Change of Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, (c) restrictions and deferral limitations on Restricted Stock lapse and the Restricted Stock become free of all restrictions and limitations and become fully vested, (d) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, (e) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant, and (f) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. For purposes of the Plan, a "Change of Control" shall mean an event described in an Award Agreement evidencing the Award or such other event as determined in the sole discretion of the Board. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

        11.2.    Assumption Upon Change of Control.    Notwithstanding the foregoing, if in the event of a Change of Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award, then each outstanding Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall not be accelerated as described in Sections 11.1(a), (c) and (e). For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall be considered assumed or substituted for if following the Change of Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant's employment in such successor company within a specified time period following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described in Sections 11.1(a), (c) and (e).

12.   Generally Applicable Provisions

        12.1.    Amendment and Termination of the Plan.    The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the New York Stock Exchange provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4, or (f) amend any provision of Section 10.4. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant's consent.

        12.2.    Adjustments.    In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

        12.3.    Transferability of Awards.    Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, and such Award may be exercised during the life of the Participant only by the Participant or the Participant's guardian or legal representative. Notwithstanding the foregoing, a Participant may assign or transfer an Award (i) for charitable donations, (ii) to the Participant's spouse, children or grandchildren (including any adopted and stepchildren and grandchildren, (iii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (ii), or (iv) any other person with the consent of the Committee (each transferee thereof, a "Permitted Assignee"); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted under this Section.

        12.4.    Termination of Employment.    The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant's employment or services will be determined by the Committee, which determination will be final.

        In the event of termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award, or otherwise amend or modify the Award in any manner that is not inconsistent with the provisions of the Plan, and either (i) not adverse to such Participant or (ii) consented to by such Participant.

        12.5.    Deferral; Dividend Equivalents.    The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares ("Dividend Equivalents") with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such as amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13.   Miscellaneous

        13.1.    Tax Withholding.    The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a "Payee") net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), or by directing the Company to retain Shares (up to the Participant's minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

        13.2.    Right of Discharge Reserved; Claims to Awards.    Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

        13.3.    Prospective Recipient.    The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

        13.4.    Cancellation of Award.    Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion.

        13.5.    Stop-Transfer Orders.    All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        13.6.    Nature of Payments.    All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

        13.7.    Other Plans.    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        13.8.    Severability.    If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

        13.9.    Construction.    As used in the Plan, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        13.10.    Unfunded Status of the Plan.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        13.11.    Governing Law.    The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

        13.12.    Effective Date of Plan; Termination of Plan.    The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

        13.13.    Foreign Employees.    Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees on assignments outside their home country.

        13.14.    Compliance with Section 409A of the Code.    This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

        13.15.    Captions.    The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

*
This number and other Share numbers used throughout have been adjusted to give effect to the 2-for-1 stock splits effective December 15, 2005, and December 28, 2007.

APPENDIX C

Audit Committee Members:
Michael E. Patrick, Chairman
Douglas L. Foshee
David Ross III
Bruce W. Wilkinson

CHARTER
OF THE
AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS OF
CAMERON INTERNATIONAL CORPORATION

1.     Organization

        The Audit Committee of the Board of Directors shall be comprised of at least three independent directors. All Audit Committee members will be financially literate, and at least one member will be a "financial expert". Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and otherwise satisfy the requirements for independence in the listing requirements of the New York Stock Exchange and the rules of the Securities and Exchange Commission. Satisfaction of the accounting and financial requirements shall be determined by the Board in its business judgment, in accordance with the rules of the New York Stock Exchange.

2.     Statement of Purpose

        The purpose of the Audit Committee is to prepare the Audit Committee Report to be included in the Company's annual proxy statement and to provide assistance to the Board in its oversight of:

  a.
  the integrity of Company's accounting and financial reporting processes and of the audits of the financial statements of the Company;

  b.
  the Company's compliance with legal and regulatory requirements;

  c.
  the outside auditor's independence and qualifications; and

  d.
  the performance of the Company's internal audit function and outside auditors.

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing function are responsible for maintaining and applying appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from whom it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

3.     Duties and Powers

        The Audit Committee will have the following duties and powers:

  a.
  with respect to the outside auditors:

  (i)
  To directly appoint, retain or terminate, compensate, and oversee and evaluate the Company's outside auditors, and to approve all audit engagement fees and terms;

  (ii)
  Prior to the initial engagement of any public accounting firm as the Company's outside auditors, to obtain and review a written report from such firm regarding all relationships between such firm or its affiliates (as defined by the rules promulgated by the Public Company Accounting Oversight Board ("PCAOB")) and the Company or persons in a financial reporting oversight role at the Company;

  (iii)
  Prior to the initial engagement of any public accounting firm as the Company's outside auditors, to discuss with such firm before its initial engagement such report and the potential effects of such relationships on the independence of such firm, the substance of such discussions shall be documented in writing;

  (iv)
  To pre-approve, and/or adopt policies governing Committee pre-approval of, all audit services to be provided by the outside auditor;

  (v)
  To pre-approve, and/or adopt policies governing Committee pre-approval of, all permitted non-audit services and related fees to be provided by the outside auditors;

  (vi)
  To annually obtain from the outside auditors, and review, a written report delineating: (1) the outside auditors internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) all relationships between the outside auditors or their affiliates and the Company or persons in a financial reporting oversight role at the Company ("Statement as to Independence"), as contemplated by applicable PCAOB requirements, which report also shall affirm the independence of the independent auditors as of the date of the written report (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement as to Independence), discuss with the outside auditors matters that could affect the independence of the auditors, including those relationships described in the independent auditors' annual written report, which discussions shall be documented in writing, discuss with the outside auditors the nature and scope of any non-audit services which may have been provided that might impact the outside auditors' objectivity and independence, and take appropriate action in response to the Statement as to Independence and this discussion to satisfy itself of the continuing independence of the auditors;

  (vii)
  To periodically meet separately with the outside auditors, and review/discuss: (1) any difficulties the auditors encountered in the course of the audit work (including any restrictions on the scope of the auditors' activities or on access to information, and any significant disagreements with management) and management's response; and, (2) the auditors' evaluation of the Company's financial, accounting, and auditing personnel; and

  (viii)
  To set clear hiring policies for employees or former employees of the outside auditors.

  b.
  with respect to the internal auditors:

  (i)
  To review and concur with management's appointment, termination, or replacement of the director of internal audit;

  (ii)
  To consider and approve, in consultation with management, the charter of the internal audit function, revisions to the year's planned scope and the planned scope of internal audit procedures for the following year;

  (iii)
  To advise the director of the internal auditing function that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing function and management's responses thereto; and

  (iv)
  To provide sufficient opportunity for the internal auditors to meet with the members of the Audit Committee without other members of management present.

  c.
  with respect to the annual audit:

  (i)
  To review with the outside auditors and management of the Company the scope of the proposed audit and timely quarterly reviews for the current year, the procedures to be utilized and the compensation of the independent auditors;

  (ii)
  To advise management, the internal auditors and the outside auditors that they are expected to provide and discuss with the Audit Committee:

  (a)
  a timely analysis of significant financial reporting issues and practices and control risks or exposures determined during the course of the audit, to include the Company's guidelines and policies that govern the process by which risk assessment and management is undertaken; and,

  (b)
  the steps management has taken or plans to take to address such issues and practices and to monitor and control such risks and exposures;

  (iii)
  At the completion of the annual audit:

  (a)
  To review with management and the outside auditors the audited financial statements to be contained in the annual report to stockholders, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations, to determine that the outside auditors are satisfied with the disclosure and content of the financial statements and the MD&A;

  (b)
  To consider any reports or communications (and management's and/or the internal auditors' responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61, discuss any other matters required to be communicated to the Committee by the auditors, and review with management and the outside auditors their judgments about the appropriateness, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements;

  (c)
  To review with the outside auditors their audit of the financial statements and the report thereon, any significant changes made in the approved scope of the independent auditor's audit plan, any serious difficulties or disputes with management encountered during the course of the audit including any restrictions on the scope of their work or access to required information, and other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards;

      (d)
      To consider and review with management, the outside auditors and the Company's internal auditors:

      i.
      The adequacy of the Company's internal controls, including computerized information system controls and security; and

      ii.
      Any related significant findings and recommendations of the outside auditors and/or the internal auditors together with management's responses thereto;

    (iv)
    To obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

  d.
  with respect to financial statements and reports and earnings guidance:

  (i)
  To discuss the quarterly financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and related press releases with management and the outside auditors prior to the filing of the Form 10-Q and issuance of the press release, to determine that the outside auditors are satisfied with and do not take exception to the disclosure and content of the financial statements or results, and discuss any other matters required to be communicated to the Committee by the auditors (the chair of the Committee may represent the entire Committee for purposes of this review);

  (ii)
  To discuss financial information and earnings guidance provided to analysts and rating agencies with management;

  (iii)
  To review any report required by the rules of the Securities and Exchange Commission to be included in the Company's proxy statement for its annual meeting of stockholders; and

  (iv)
  To review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

  e.
  with respect to complaints:

  (i)
  Establish procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls, or auditing matters, and the confidential and anonymous submission of concerns regarding accounting or auditing matters by employees.

  f.
  with respect to the Board:

  (i)
  To report regularly to the full Board and to report Committee actions to the Board with such recommendations as the Committee may deem appropriate;

  (ii)
  To obtain the full Board's approval of this Charter, and review and reassess this Charter and conduct an annual self-appraisal at least annually;

  (iii)
  To conduct or authorize investigations into any matters within the Committee's scope of responsibilities, using, in its sole discretion, independent counsel, accountants, or others to assist it in the conduct of any investigation; and

  (iv)
  To perform such other functions as assigned by law, the Company's charter or bylaws or the Board.

  g.
  with respect to outside advisors:

  (i)
  To obtain advice and assistance from outside legal, accounting and other advisors; and

  (ii)
  To receive appropriate funding for such advisors.

4.     Meetings

        The Audit Committee shall meet no less than two times each year. Other meetings may be held at the discretion of the Audit Committee. The Audit Committee should meet separately at least annually with each of the management, the director of internal auditing and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately.

IMPORTANT ANNUAL MEETING INFORMATION —

YOUR VOTE COUNTS!

  Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

Cameron International Corporation 2009 Annual Meeting of Stockholders to be Held on May 13, 2009

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/CAM

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/CAM to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Make your selection as instructed on each screen to slelect delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 3, 2009 to facilitate timely delivery.

Stockholder Meeting Notice

The Cameron International Corporation 2009 Annual Meeting of Stockholders will be held on Wednesday, May 13, 2009 at the Cameron corporate headquarters, 1333 West Loop South, Suite 1700, Houston, Texas, at 10:00 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1.	Election of three (3) members to Class II of the Board of Directors:

C. Baker Cunningham
Sheldon R. Erikson
Douglas L. Foshee

2.	Approval of an Amendment to the Company’s 2005 Equity Incentive Plan increasing the number of authorized shares under the Plan.

3.	Ratification of the appointment of Ernst & Young LLP as Cameron’s independent registered public accountants for 2009.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

→

Internet – Go to www.envisionreports.com/CAM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→

Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→

Email – Send email to investorvote@computershare.com with “Proxy Materials Cameron International Corporation” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 3, 2009.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 13, 2009.
Vote by Internet
• Log on to the Internet and go to
www.envisionreports.com/CAM
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded
message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

  Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR
Proposals 2 and 3.

1. Election of Directors

For Withhold	For Withhold	For Withhold

01 - C. Baker Cunningham	[ ] [ ]	02 - Sheldon R. Erikson	[ ] [ ]	03 - Douglas L. Foshee	[ ] [ ]

	For Against Abstain		For Against Abstain
2. Approval of an Amendment to the Company’s 2005 Equity Incentive Plan increasing the number of authorized shares under the Plan.	[ ] [ ] [ ]	3. Ratification of the Appointment of Independent Registered Public Accountants for 2009.	[ ] [ ] [ ]

B Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

Cameron International Corporation

Annual Meeting of Stockholders

10:00 a.m.

May 13, 2009

Cameron

1333 West Loop South, Suite 1700

Houston, Texas

Agenda
• Call to order
• Introduction of Directors and Officers
• Election of Directors
• Approval of an Amendment to the Company’s 2005 Equity Incentive Plan increasing the number of authorized shares under the Plan
• Ratification of the Appointment of Independent Registered Public Accountants for 2009
• General Question and Answer Period

This is your proxy. Your vote is important. It is also important that your shares are represented at this Meeting, whether or not you attend the Meeting in person. To make sure your shares are represented, we urge you to complete and mail the proxy card in sufficient time to be received by May 12, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2009. The Proxy Statement and Annual Report to Stockholders are available at www.edocumentview.com/cam.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

  Proxy — Cameron International Corporation

Proxy for Annual Meeting of Stockholders

Solicited on Behalf of the Board of Directors — May 13, 2009

The undersigned stockholder(s) of Cameron International Corporation (“Cameron”) appoints each of Jack B. Moore and Grace B. Holmes proxy, with full power of substitution, to vote all shares of stock which the stockholder(s) would be entitled to vote if present at the Annual Meeting of Stockholders of Cameron on Wednesday, May 13, 2009 at 10:00 a.m. at the Cameron corporate headquarters, 1333 West Loop South, Suite 1700, Houston, Texas, and at any adjournments thereof, with all powers the stockholder(s) would possess if present. The stockholder(s) hereby revokes any and all proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED: FOR THE NOMINEES FOR DIRECTOR (C. BAKER CUNNINGHAM, SHELDON R. ERIKSON AND DOUGLAS L. FOSHEE); FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2005 EQUITY INCENTIVE PLAN INCREASING THE NUMBER OF AUTHORIZED SHARES UNDER THE PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2009; AND IN THE DISCRETION OF THE PROXY ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This card also constitutes voting instructions for any shares held for the stockholder in the Cameron Retirement Savings Plan and Cameron sponsored Individual Account Retirement Plans, as described in the Notice of Meeting and Proxy Statement.

(Please sign and date on the reverse side)